    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1999
                                              Registration Statement No. 333-

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--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                   FORM N-2

          /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             / / Pre-Effective Amendment No. _____________
             / / Post-Effective Amendment No. ____________

                             ---------------------
                               UTEK CORPORATION
            (Exact name of registrant as specified in its charter)
                            ---------------------
                           202 South Wheeler Street
                           Plant City, Florida 33566
(Address of principal executive offices (Number, Street, City, State and Zip
                                     Code)

                                (813) 754-4330
              Registrant's telephone number, including area code
                            ---------------------
                     Sam I. Reiber, Esq., General Counsel
                             601 E. Twiggs Street
                             Tampa, Florida 35602
                                (813) 223-7509
           (Name, address and telephone number of agent for service)
                            ---------------------
                                  Copies to:

  Jay M. Kaplowitz, Esq.                            Steven W. Schuster, Esq.
    GERSTEN, SAVAGE & KAPLOWITZ, LLP               MCLAUGHLIN & STERN, LLP
    101 East 52nd Street, 9th floor                     260 Madison Avenue
   New York, New York 10022                         New York, New York 10016
     (212) 752-9700                                        (212) 448-1100
   (212) 752-9713 (fax)                                (212) 448-0066 (fax)
                            ---------------------
     Approximate date of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /


     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: / /
                            ---------------------
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933, as amended (the "Securities Act") or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==============================================================================================================
                                                                                 Proposed
                                                                Proposed         Maximum
                                                                Maximum       Aggregate          Amount of
        Title of Each Class of            Amount Being       Offering Price      Offering      Registration
     Securities Being Registered           Registered       Per Security(1)       Price             Fee
--------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001.......       1,150,000(2)       $ 6.00          $6,900,000       $ 1,821.60
--------------------------------------------------------------------------------------------------------------
Underwriters' Warrants ..............         100,000          $  .0001        $       10                (4)
--------------------------------------------------------------------------------------------------------------
Common Stock Issuable on Exercise
 of Underwriters' Warrants ..........         100,000(3)       $ 7.20          $  720,000       $   190.08
--------------------------------------------------------------------------------------------------------------
    Total: ..............................................................................       $ 2,011.68
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933, as amended.


(2) Includes up to 150,000 shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option. Does not include up to 90,000 shares of Common Stock issuable upon exercise of warrants granted to Gersten, Savage & Kaplowitz, LLP.


(3) Pursuant to Rule 416, this Registration Statement also covers an indeterminable number of additional shares of Common Stock issuable as a result of any future anti-dilution adjustments in accordance with the terms of the Warrants.


(4) No fee due pursuant to Rule 457(g)

                             CROSS REFERENCE SHEET




Item number and heading                                Location in prospectus
-----------------------                                ----------------------
Part A
------
Item 1.  Outside Front Cover                           Outside Front Cover Page
Item 2.  Inside Front and Outside Back Cover Page      Inside Front and Outside Back Cover Page
Item 3.  Fee Table and Synopsis                        Fee Table; Prospectus Summary
Item 4.  Financial Highlights                          Financial Highlights
Item 5.  Plan of Distribution                          Underwriting
Item 6.  Selling Shareholders                          Not applicable
Item 7.  Use of Proceeds                               Use of Proceeds
Item 8.  General Description of the Registrant         Prospectus Summary; Risk Factors; Business
Item 9.  Management                                    Management
Item 10. Capital Stock, Long-Term Debt, and Other      Description of Securities
         Securities
Item 11. Defaults and Arrears on Senior Securities     Not applicable
Item 12. Legal Proceedings                             Legal Proceedings
Item 13. Table of Contents of the Statement of         Not applicable
         Additional Information

Part B
------
Item 14. Cover Page                                    Not applicable
Item 15. Table of Contents                             Not applicable
Item 16. General Information and History               Business -- General Information and History
Item 17. Investment Objectives and Policies            Investment Objectives and Policies
Item 18. Management                                    Management
Item 19. Control Persons and Principal Holders of      Control Persons and Principal Holders of
         Securities                                    Securities
Item 20. Investment Advisory and Other Services        Investment Advisory and Other Services
Item 21. Brokerage Allocation and Other Practices      Brokerage Allocation and Other Practices
Item 22. Tax Status                                    Tax Status
Item 23. Financial Statements

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                     SUBJECT TO COMPLETION, DATED   , 1999




                               1,000,000 Shares

                               UTEK CORPORATION

                                  Common Stock


                                 ------------
     UTEK Corporation is offering 1,000,000 shares of its common stock at $6.00 per share. This is our initial public offering and there currently is no public market for our common stock.


     We are an internally managed closed-end management investment company that operates as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to achieve long term capital appreciation of our assets. We seek to achieve our investment objective by developing our portfolio companies through the identification, location, development and acquisition of licenses to and marketing of new technologies and then merging our portfolio companies with companies in related fields.


     This prospectus sets forth concisely the information about our company that a prospective investor ought to know before investing in our securities. Please read this prospectus before investing in our securities and retain a copy for your records.


     Investors should be aware that shares of closed-end investment companies, like our company, have a tendency to trade at a discount from their net asset value. The initial public offering price is $6.00 per share, which was determined based upon negotiations with the underwriter. Our common stock will be listed on the Nasdaq SmallCap Market under the symbol [UTEX].


     Investing in our common stock involves risks, including, but not limited to, the risks associated with our portfolio companies, which are development stage companies with little or no operating histories. See "Risk Factors" beginning on page 6.


                                                  Sales Load
                                     ------------------------------------
                                       Underwriting
                        Price to      Discounts and      Nonaccountable      Proceeds to
                         Public        Commissions     Expense Allowance        UTEK
                     --------------  ---------------  -------------------  --------------
Per Share .........       $6.00          $0.60              $0.18              $5.22
Total .............    $6,000,000       $600,000           $180,000          $5,220,000

     Delivery of the shares of common stock will be made on or about      ,   .



     We have granted the underwriter a 45-day option to purchase an additional 150,000 shares of common stock to cover over-allotments. The underwriter is offering the shares on a firm commitment basis.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.







                             May Davis Group, Inc.



                   The date of this prospectus is      ,   .

                               TABLE OF CONTENTS





                                                       Page
                                                       ----
Where You Can Find More Information ...............     ii
Fee Table .........................................    iii
Reports to Stockholders ...........................    iii
Prospectus Summary ................................      1
Financial Highlights ..............................      5
Risk Factors ......................................      6
Dilution ..........................................     12
Dividends and Future Distributions ................     13
Capitalization ....................................     13
Use of Proceeds ...................................     14
Selected Financial Data ...........................     15
Management's Discussion and Analysis of
   Financial Condition and Results of Operations        16


                                                       Page
                                                       ----
Investment Objectives and Policies ................     19
Management ........................................     29
Control Persons and Principal Holders of
   Securities .....................................     33
Conflicts of Interest .............................     33
Investment Advisory Services ......................     33
Brokerage Allocation and Other Practices ..........     33
Federal Income Tax Matters ........................     34
Description of Securities .........................     34
Underwriting ......................................     36
Legal Matters .....................................     37
Experts ...........................................     37
Index to Financial Statements .....................    F-1

     You should rely only on the information contained in this document or to that which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.


                      WHERE YOU CAN FIND MORE INFORMATION

     We have filed a Registration Statement on Form N-2 regarding this offering with the Securities and Exchange Commission. This prospectus, which is a part of the registration statement, sets forth concisely the information about our company that a prospective investor should know before investing, and this prospectus should be read and retained for future reference. This prospectus does not contain all of the information included in the registration statement, and you should refer to the registration statement and its exhibits to read that information. References in this prospectus to any of our contracts or other documents are not necessarily complete, and you should refer to the exhibits attached to the registration statement for copies of the actual contract or document. You may read and copy the registration statement, the related exhibits and the other materials we file with the Commission at the Commission's public reference room at 450 Fifth Street N.W., Washington, D.C. 20549 and at the Commission's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. You can also request copies of those documents, upon payment of a duplicating fee, by writing to the Commission. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Commission also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file with the Commission; the site's address is www.sec.gov. You may also request a copy of these filings, at no cost, by writing or telephoning us as follows: UTEK Corporation, 202 South Wheeler Street, Plant City, Florida 33566, (813) 754-4330.

     In connection with this offering, the underwriter may over-allot or effect transactions which stabilize or maintain the market price of our common stock offered hereby at levels above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

                                   FEE TABLE



Shareholder Transaction Expenses
  Sales load (as a percentage of offering price)
      Underwriting discounts and commissions .........   10.0%
      Non-accountable expense allowance ..............    3.0%

Annual Expenses (as a percentage of net assets)
  Other expenses
      Salaries and wages .............................    3.4%
      Professional fees ..............................    3.0%
      Sales and marketing ............................    2.1%
      General administrative .........................    3.1%
Total annual expenses ................................   11.6%

Other expenses are based upon estimated amounts for the current fiscal year, as a percentage of net assets, including estimated net proceeds from the offering.




-------------------------------------------------------------------------------------------------
Example                                                 1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------------------
 You would pay the following expenses on a $1,000
   investment assuming a 5% annual return ...........    $255       $90        $76        $50
-------------------------------------------------------------------------------------------------

     The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor in our company will bear directly or indirectly.

     The foregoing should not be considered a representation of past or future expenses or rates of return. The actual expenses and rates of return may be greater or lesser than those shown in the example.


                            REPORTS TO STOCKHOLDERS

     We will furnish to our stockholders annual reports containing audited financial statements and such other periodic reports as we determine to furnish or as may be required by law.

                              PROSPECTUS SUMMARY

     This summary highlights some of the information in this prospectus. It may not contain all of the information that is important to you. To understand this offering fully, you should read the entire prospectus carefully, including the risk factors and the financial statements. Unless we tell you otherwise, the information in this prospectus assumes that the underwriter will not exercise its over-allotment option.


UTEK Corporation

General

     We are a non-diversified, closed-end management investment company that has elected to be treated as a special type of investment company known as a business development company, or BDC. Our primary investment objective is to achieve long-term capital appreciation of our assets. We intend to achieve this objective through our investment model which consists of:

   o making controlling investments in and forming development stage companies, which we refer to as portfolio companies;

   o developing our portfolio companies through the acquisition of new technologies and, when appropriate, the funding of further research and development;

   o realizing value primarily through the sale of our portfolio companies to companies in related industries in non-taxable transactions in which we receive common stock of the acquiring company; and

   o selling the common stock we receive in exchange for our portfolio companies and investing the proceeds therefrom in additional portfolio companies.


Investment Strategy

     We form and make investments in our portfolio companies for the purpose of assisting the portfolio companies in obtaining licenses to new technologies in a variety of industries, including e-commerce, computer sciences environmental engineering and healthcare, developed at universities and research laboratories. We also seek acquisition partners that will purchase our portfolio companies, and their technology rights, in stock for stock exchanges. We may also make additional investments to fund continued research and development of the acquired technologies.

     We also provide our portfolio companies with significant managerial assistance including having members of our management serve as directors and executive officers of our portfolio companies. Our management has experience identifying and acquiring licensing rights to technologies developed at universities and research laboratories and selling those rights to other entities for commercialization, a process referred to as technology transfer. We also provide assistance to portfolio companies in connection with setting up and funding sponsored research programs for the development of new technologies. Our portfolio companies are formed with the objective of completing a technology transfer.

     As of the date of this prospectus we have controlling interests in the following portfolio companies:

   o Digital Personnel, Inc., which has exercised an option agreement with Caltech/JPL and acquired a license for a patent pending technology for the creation of photo-realistic, synthetic individuals for e-commerce applications;

   o Cancer Diagnostics, Inc., which has acquired the exclusive license to a technology developed at the University of Maryland for screening of body fluids for certain types of cancer and has established a two year sponsored research program at the university to continue research on the technology commencing in January 2000;

   o Zorax, Inc., which is seeking to acquire a license to a patent pending technology for the separation of cystic parasite forms from drinking water;


   o Technology Development, Inc., which is seeking to acquire new computer hardware and software technologies;


   o Advanced Desalination Technologies, Inc., which is seeking to acquire a water desalination technology;


   o Doppler Technology International, Inc, which is seeking to acquire new technologies for non-invasive analysis of body tissue; and


   o Microsphere Technology, Inc., which is seeking to acquire licenses to novel materials science technologies.


     When we identify a new technology that we believe has commercial potential, it is our practice to have a portfolio company enter into an agreement with the developers to license the technology. We intend that substantially all research and marketing will be conducted by our portfolio companies. However, we do not intend to have a portfolio company invest substantial sums in a new technology or a licensing arrangement until such time as we or the portfolio company has identified a suitable purchaser and we have entered into an agreement to sell the portfolio company to the purchaser. The sales are structured such that we exchange all the shares we own of the portfolio company for common stock or other securities of the purchaser in a tax-free exchange. The following is a list of our portfolio companies sales to date:


   o In May 1998, we received 1,000,000 shares of common stock of Lexon, Inc. in connection with the sale of Gentest, Inc. a portfolio company, to Lexon. Lexon is a development stage public company whose shares are traded on the over-the-counter bulletin board under the symbol LXXN.


   o In June 1999, we received 791,957 shares of common stock of NuElectric, Inc. in connection with the sale of our portfolio company, Clean Water Technologies, Inc. to NuElectric. On November 12, 1999, we exchanged 300,000 shares of our NuElectric common stock for common stock in another company. We own 491,957 of NuElectric common stock. NuElectric is a development stage public company whose shares are traded on the over-the-counter bulletin board under the symbol NRGE.


   o In May 1999, we received 600,000 shares of common stock of Centrex, Inc. in connection with the sale of our portfolio company, E. Coli Measurement Systems, Inc., to Centrex. In September 1999, we received 984,000 shares of common stock of Centrex in connection with the sale of another portfolio company, Safe Water Technologies, Inc., to Centrex. Centrex is a development stage private company and we own 1,584,000 shares of Centrex common stock.


   o In January 1999, we received 879,300 shares of common stock of Image Analysis, Inc., an Oklahoma corporation in connection with the sale of our portfolio company, Image Analysis Corporation, to Image Analysis, Inc. Image Analysis, Inc. is a development stage private company and we own 879,300 shares of common stock of Image Analysis.


   o In May 1999, we received 900,000 of common stock of Nucor Enterprises, Inc., an Oklahoma corporation in connection with the sale of our portfolio company, Advanced Reinforcing Technologies, Inc. to Nucor. Nucor is a development stage private company and we own 900,000 shares of common stock of Nucor.


     Our objective is to hold the securities that we receive in exchange for our portfolio companies until such time that we can sell the securities.

     We also provide consulting services relating to technology transfer to university research departments and to public and private companies.

     UTEK Corporation was incorporated under the laws of the State of Delaware in July 1999. Our principal executive offices are located at 202 South Wheeler Street, Plant City, Florida 33566, and our telephone number is (813) 754-4330. Our website is located at www.utekcorp.com.
                          -----------------

                       Management Fees and Compensation

     Clifford M. Gross, our Chairman, will receive $150,000 per year. The compensation of our President, Uwe Reischl, will be $100,000 per year. In addition, we granted stock options to certain of our officers and other compensation for their management assistance in portfolio companies. See "Management -- Executive Compensation."

                                 The Offering



Common stock offered ...........................   1,000,000 shares.
Public offering price ..........................   $6.00 per share.
Common stock to be outstanding after this
  offering .....................................   3,782,226 shares. This does not include 100,000 shares
                                                   reserved for issuance upon exercise of the
                                                   underwriter's warrants and does not include 90,000
                                                   shares reserved for issuance upon exercise of warrants
                                                   issued to Gersten, Savage and Kaplowitz, LLP.
Risk factors ...................................   Investing in our common stock involves a high degree
                                                   of risk including, but not limited to, the highly
                                                   speculative nature of our investments in our portfolio
                                                   companies and the illiquidity and lack of
                                                   diversification of our investments.
Use of Proceeds ................................   We intend to use the net proceeds of this offering for
                                                   o investments in portfolio companies and additional
                                                   investments for research and development of
                                                   licensed technologies; and
                                                   o general corporate purposes, including working
                                                   capital.
Proposed Nasdaq SmallCap Market symbol .........   [UTEX]

                             Financial Highlights

     The following table sets forth per share income, capital changes and certain other operating information for us. The financial and other data has been derived from our audited financial statements for the year ended December 31, 1997 and 1998 and from our unaudited interim financial statements for the nine months ended September 30, 1998 and 1999, all of which are included in another section of this prospectus. The information below should be read in conjunction with "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and the notes thereto, each of which is included in another section of this prospectus.




                                                                                               Nine Months Ended
                                                                                                 September 30,
                                                          Year Ended December 31,       -------------------------------
                                                            1997            1998             1998             1999
                                                       -------------   --------------   --------------   --------------
                                                                                          (unaudited)      (unaudited)
PER SHARE INFORMATION
Net asset value, beginning of period ...............    $       --       $    0.02        $    0.02       $     0.56
  Net increase from operations (1) .................            --            0.05             0.08             0.30
  Net unrealized gain on investments
   (after taxes) (1) ...............................            --            0.26             0.14             0.36
  Net increase from stock transactions (1) .........          0.02            0.23             0.23             0.45
                                                        ----------       ---------        ---------       ----------
Net asset value, end of period .....................    $     0.02       $    0.56        $    0.47       $     1.67
                                                        ==========       =========        =========       ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ..........................    $   31,708       $1,365,647      $1,140,923       $4,632,430
Ratio of expenses to average net assets ............            32%              31%             15%              18%
Weighted average number of shares
  outstanding during the period ....................     2,070,494        2,304,691       2,258,347        2,652,175

-------------
(1) Calculated based on weighted average number of shares outstanding during the period.

                                 RISK FACTORS

     An investment in our common stock is speculative and involves a high degree of risk. In addition to the other information in this prospectus, you should carefully consider the following risk factors before making an investment decision.


Our investment model is speculative in nature and our history of investments using the model is limited.

     Our investment model is highly speculative since it involves making investments in new development stage companies and having those companies invest in new, untested technology. Furthermore, we have only been using our investment model for a relatively short period of time and have little or no historical information upon which to judge whether or not the model is successful. We cannot assure you that our investment model will be successful or that any of our investments will be successful.


Our portfolio companies are development stage companies dependent upon the successful commercialization of new technologies. Each of our investments in portfolio companies is subject to a high degree of risk and we may lose all of our investment in a portfolio company if it is not successful.

     We invest in development stage companies that our management believes can benefit from our expertise in technology transfer. Development stage companies are subject to all of the risks associated with new businesses. In addition, our portfolio companies are also subject to the risks associated with research and development of new technologies. These risks include the risk that new technologies cannot be identified, developed or commercialized, may not work, or are obsolete. Our portfolio companies must successfully acquire licenses to new technologies, and in some cases further develop new technologies, and then complete a merger transaction for our investments to be successful. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies will be competing with larger, established companies, with greater access to, and resources for, further development of these new technologies. In addition, for an investment to be successful, our portfolio companies often must develop the technology and identify buyers who are willing to acquire the technology, in exchange for their common stock or other consideration. We cannot assure you that any of our portfolio companies will be successful or that we will successfully sell our portfolio companies. We may lose our entire investment in any or all of our portfolio companies.


Our portfolio companies depend upon the research and development activities of universities, over which they have no control.

     Our portfolio companies depend upon the research activities of universities and government research facilities. Neither our company, nor our portfolio companies, has any control over the research activities of universities and research laboratories. Further, the licenses to technologies that our portfolio companies obtain may be non-exclusive. In the event that we make an investment in a portfolio company, and we are unable to locate a new technology to be acquired by the portfolio company, we could lose our entire investment.


Technologies acquired by our portfolio companies may become obsolete before we can sell the portfolio companies.

     Neither we nor our portfolio companies have any control over the pace of technology development. There is a significant risk that a portfolio company could acquire the rights to a technology that is currently or is subsequently made obsolete by other technological developments. We cannot assure you that any of our portfolio companies will successfully acquire, develop and transfer any new technology.


The patents on the technologies that our portfolio companies license may infringe upon the rights of others and patent applications that the universities have submitted may not be granted.

     Many of our portfolio companies rely upon patents to protect the technologies that they license. If the patents on technologies that they license are found to infringe upon the rights of others, or are held to be invalid then the licenses to such technologies will have little or no value to our portfolio companies. Our portfolio companies are dependent upon the universities or government research facilities to file, secure and protect patents on licensed technologies. In the event that a patent is challenged or violated, our portfolio companies may not have the financial resources to protect a patent in court. In addition, if our portfolio companies acquire licenses to technologies with patents pending, we cannot assure you that such patents will be granted.


Technologies that have been developed with funding from the United States Federal Government may have limits on their use which could affect the value of the technology to a portfolio company.

     Technologies developed with funds provided by the United States Federal Government have restrictions regarding where they may be sold and have limits on exclusivity. A portfolio company that acquires a technology developed with federal funding may be limited as to where it can sell the technology. The technology may only be allowed to be sold or manufactured within the United States. In addition, under Section 23 of the United States Code, the Government has the right to use technologies that they have funded regardless if the technology has been licensed to a third party. Such regulations may limit the marketability of a technology and therefore reduce the value of the technology to our portfolio companies.


We may need to make additional investments in our portfolio companies to provide them with capital to further develop technologies they license.

     We may have to make additional investments in portfolio companies to protect our initial investments. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. We have no established criteria in determining whether to make an additional investment except that our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.


The securities we receive from the sale of our companies are illiquid and we may not be able to sell the portfolio company securities we hold for amounts equal to their recorded value, if at all.

     All of the securities we hold in these companies are not registered for public sale, and therefore are subject to restrictions on resale. In addition, our ability to sell these securities is also limited because in all cases to date, our ownership interests in these companies are over 10%. As a greater than 10% holder, we are considered to be an affiliate of these companies in which we acquired stock and as a result, our ability to sell the securities we hold will be limited under the Securities Act. We anticipate that all of our investments in companies will continue to consist of "restricted" securities. Even after the restrictions no longer apply, it may not be possible to sell the shares at a profit or at all, due to marketplace factors beyond our control.


We are dependent on merger transactions, structured as tax-free exchanges to sell our portfolio companies. A change in the IRS Code affecting tax-free exchanges could reduce our ability to sell our portfolio companies.

     We do not anticipate selling any of our portfolio companies, except in connection with merger transactions. We anticipate that most, if not all, of such merger transactions will be structured as tax free exchanges under Section 368 of the Internal Revenue Code. If Section 368 were to be amended so that we were no longer able to structure our merger transactions as tax free exchanges, we may not be able to sell our portfolio companies on commercially reasonable terms. If we are unable to successfully sell a portfolio company in a merger transaction, we may lose our investment.


We have been dependent on a small number of companies controlled by the same investor group for the purchase of our portfolio companies. We have only limited experience selling our portfolio companies and of the six merger transactions that we have completed, five have been to companies controlled by the same group of investors.

     As of the date of this prospectus we have completed only six merger transactions wherein we sold portfolio companies to other companies and five of these sales have been made to companies that are controlled by the same investor group. As a result, we have only had benefit and experience of negotiating such agreements with a small number of investors. We cannot assure you that we will be able to successfully negotiate merger transactions for the sales of our portfolio companies in the future.

We are exposed to significant asset concentration risk

     To date, five out of the six consummated transactions have been with "merger parties" controlled by a similar group of investors. The value of these investments represents 66% of our total net assets as of September 30, 1999.

We are dependent upon our management's ability to identify acquirers for our portfolio companies.

     Our investment strategy is based upon selling our portfolio companies in stock for stock exchanges to public companies that wish to acquire the technologies owned by our portfolio companies but which themselves may be neither operating nor established. We do not expect to sell any portfolio company securities to the public. Therefore, if we fail to identify an acquirer for a portfolio company, we do not expect that we will be able to sell the portfolio company securities to the public. Therefore, our entire investment in the portfolio company could be lost.

We are dependent upon and have little or no control over the efforts of companies that acquire our portfolio companies to successfully commercialize the technologies they acquire.

     When we sell a portfolio company, we receive common stock from the acquiring company based upon the mutually agreed upon values of the portfolio company, its licensed technology and the acquiring company. We then intend to sell the securities that we acquire at some time in the future. Therefore, our ability to profit from an investment in a portfolio company is ultimately dependent upon the price we receive for the shares of the acquiring company. In most cases, the companies that acquire our portfolio companies will be dependent upon successfully commercializing the technologies they acquire. We do not have control over the companies that acquire our portfolio companies and we do not intend to provide them with managerial assistance. These operating companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and a greater number of qualified and experienced managerial and technical personnel. They may face additional risks of product and technological obsolescence and government regulation over which we will have little or no control. They may need additional financing which they are unable to secure and we are unable or unwilling to provide or they may be subject to adverse developments unrelated to the technologies they acquire. We cannot assure you that any of the companies that acquire our portfolio companies will be successful or that we will be able to sell the securities we receive at a profit or for sufficient amounts to even recover our initial investment in the portfolio company.

The companies that merge with our portfolio companies are development stage companies and, as a result, the value of the securities that we receive in such merger transactions are subject to fluctuations.

     Historically we have merged, and we intend to continue to merge, our portfolio companies with companies in related fields that are development stage companies. As a result, the securities that we receive when we merge a portfolio company are subject to all of the risks associated with securities of development stage companies. The values of these securities may be subject to significant fluctuations. We cannot assure you that when we sell these securities, we will receive the value ascribed to the securities either at the time of acquisition or during subsequent valuation periods.

If we receive non-publicly traded securities in exchange for our portfolio companies, we may be required to sell the securities we receive at a substantial discount to their appraised value if no public market exists.

     To date, we have completed six sales of portfolio companies. Of these sales, two have been to public companies, and the remainder have been to non-public companies. We are substantially dependent upon the ability of non-public acquirers of our portfolio companies to implement a plan which would facilitate a trading market for their securities or other strategy which would allow for the potential sale of our ownership interest. In addition, to the extent that we own more than 10% of an acquirer's shares, we may be deemed to be an affiliate of the acquirer which would limit our ability to dispose of securities we receive for our portfolio companies. Further, our ability to sell the securities we receive for our portfolio companies may be limited by, and subject to, the lack of or limited nature of a trading market for the securities and the volatility of the stock market as a whole. Such limitations could prevent or delay any sale of our investments or significantly reduce the amount of proceeds, if any, that might otherwise be realized therefrom.


We depend upon Clifford M. Gross and Uwe Reischl for our investment decisions in portfolio companies.

     We rely, and will continue to be substantially dependent upon, the continued services of our management, principally our Chief Executive Officer and Chairman of the Board, Clifford M. Gross, and our President Uwe Reischl. Our management is responsible for the review of potential investments by and the provision of advice to our portfolio companies regarding the acquisition of technologies and additional research and development. We also depend upon our management's key contacts with universities, to maintain our access to new technologies, and their relationships with companies in the private sector in order to effectuate the sale of our portfolio companies.


The values we place on our investments may not accurately reflect their future value or the value that we will receive for them when we sell them

     At September 30, 1999 and December 31, 1998, equity securities amounting to $3,512,078 or 76% of net assets and $1,300,000 or 95% of net assets, respectively, have been valued at fair value as estimated by an independent valuation specialist. As a general matter, restricted securities and securities without an active trading market are more difficult to accurately value than unrestricted, publicly traded securities. We are required by the 1940 Act to determine the value of our illiquid securities on a quarterly basis and make a good faith determination that fair value has been ascribed to the aforementioned investments. See "Valuation of Portfolio Securities" and our financial statements. Generally, such investments are valued on a "going concern" basis without giving effect to any disposition costs. If we were required to sell any of such investments, there is no assurance that the fair value, as determined by management, would be obtained. If we were unable to obtain fair value for such investments, there would be an adverse effect on our net asset value and on the price of our common stock.


Transactions with Affiliates; Potential Conflicts of Interest

     The 1940 Act restricts transactions between us and any of our affiliates, including our officers, directors or employees and principal stockholders. In many cases, the 1940 Act prohibits transactions between such persons and ourselves unless we first apply for and obtain an exemptive order from the SEC. Delays and costs in obtaining necessary approvals may decrease or even eliminate any profitability of such transactions or make it impracticable or impossible to consummate such transactions. These affiliations could cause circumstances which would require the Commission's approval in advance of proposed transactions by us in portfolio companies.

     Further, depending upon the extent of our management's influence and control with respect to such portfolio companies, the selection of the affiliates of management to perform such services may not be a disinterested decision, and the terms and conditions for the performance of such services and the amount and terms of such compensation may not be determined in arm's-length negotiations. Additionally, while our management is obligated to use its best efforts to provide us with a continuing and suitable investment program consistent with our investment objectives and policies, subject to any applicable legal restrictions, our management is not required to present to us any particular investment opportunity which has come to our management's attention, even if such opportunity is within our investment objectives and policies.


We have a limited amount of funds available for investment in portfolio companies and as a result, our investments will lack diversification.

     Based on the amount of our existing available funds, together with the funds being realized from this offering, it is unlikely that we will be able to commit our funds to investments in, and the acquisition of, securities of a large number of companies. We intend to continue to operate as a non-diversified investment company within the meaning of the 1940 Act. Prospective investors should understand that our current investments are not, and in the future may not be, substantially diversified. We will not be able to achieve the same level of diversification as larger entities engaged in similar venture capital activities. Therefore, our assets may be subject to greater risk of loss than if they were more widely diversified, because the failure of one or more of our limited number of investments could have a material adverse effect on our financial condition.


We are subject to government regulations because of our status as a business development company.


     We have elected to be treated as a BDC under the Small Business Investment Incentive Act of 1980, which modified the 1940 Act. Although the Incentive Act relieves BDCs from compliance with many of the provisions of the 1940 Act, the Incentive Act imposes on BDCs greater restrictions on permitted types of investments. Moreover, the applicable provisions of the 1940 Act impose numerous restrictions on our activities, including restrictions on the nature of our investments and transactions with affiliates. We cannot assure you that this legislation will be interpreted or administratively implemented in a manner consistent with our objectives and manner of operations. If our election to operate as a BDC is rejected, or if we otherwise fail to qualify as a BDC, we would be subject to the substantially greater regulation under the 1940 Act. Compliance with such regulations would significantly increase our costs of doing business.


We have a limited operating history upon which you can assess our prospects and we are subject to the risks associated with any new business.


     As a result of our short history of operations, we have only consummated transactions with a very small number of companies. Therefore, there is little historical information regarding our operations upon which you can base your investment decision. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We cannot assure you that our investment objective will be attained.


Our management has limited experience operating a business and has had no experience in managing and operating a business development company.


     The members of our management have been engaged in the operation of our business for a short period of time and so have limited experience. Some of our directors and executive officers only have experience in science and research. Furthermore, we commenced operations as a business development company in October 1999 and so our directors and executive officers have only had experience operating a business development company since October 1999.


Our management has broad discretion in investing the proceeds of this offering.



     Except as set forth in "Use of Proceeds" and subject to our fundamental policies, our management has broad discretion in the application of the proceeds of this offering. We have not identified any particular use for the net proceeds of this offering other than to make investments on the basis of opportunities as they may arise. Accordingly, purchasers of our securities must rely on the ability of management in making portfolio investments consistent with our objectives. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by management in deciding whether or not to make a particular investment.


There are no significant barriers to entry to our business and we expect to face significant competition as new competitors enter the market.


     We expect that if our investment model proves to be successful, our current competitors in the technology transfer market may duplicate our strategy and new competitors may enter the market. We compete against other technology transfer companies, some of which are much larger and have significantly greater financial resources than we do. In addition, these companies will be competing with our portfolio companies to acquire technologies from universities and government research laboratories. We cannot assure you that we will be able to successfully compete against these competitors in the acquisition of technology licenses, funding of technology development or marketing of portfolio companies.


One of our current stockholders has significant influence over our management and affairs and will continue to have significant control over us after the completion of this offering.

     Clifford M. Gross, our chief executive officer and chairman of the board of directors beneficially owns approximately 70% of our common stock and upon completion of this offering will beneficially own approximately 51% of our common stock. Dr. Gross' ownership provides him with significant influence over the outcome of matters submitted to a stockholder vote for approval, including the election of our directors, and, as a result, our management and business affairs.


Investors in this offering will experience immediate and substantial dilution in the book value of their investment.

     The public offering price at which our common stock is to be sold in this offering is significantly higher than the net asset value per share of our common stock. Assuming all of the shares of our common stock offered hereby are sold, each share will experience immediate and substantial dilution. (See "Dilution").


Your ownership interest and the value of the shares of our common stock purchased in this offering may be diluted by the exercise of stock options and warrants we have granted or may grant in the future.

     We have adopted an employee stock option plan under which certain of our employees have been granted options to purchase up to 150,000 shares of our common stock. We have also reserved an additional 350,000 shares of our common stock for issuance under our employee stock option plan to key employees, consultants, or directors. In addition, we have granted warrants to purchase up to 90,000 shares of common stock to Gersten, Savage & Kaplowitz, LLP. The issuance and sale of these shares of common stock will dilute the ownership interest of investors in this offering and may have an adverse effect on the price of our common stock.


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Information included in this prospectus may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward- looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. This prospectus also contains forward-looking statements regarding our portfolio companies, sales of our portfolio companies and the acquisition and transfer of rights to new technologies. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors, including the risk factors described above and elsewhere in this prospectus. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                                   DILUTION

     At September 30, 1999, we had a net asset value of $4,632,430 or $1.67 per share. After giving effect to the sale of 1,000,000 shares of common stock being offered, after deducting estimated underwriting discounts and expenses of this offering, our adjusted net asset value at September 30, 1999 would have been $9,377,430 or $2.48 per share, representing an immediate increase in net asset value of $0.81 per share to the existing stockholders and an immediate dilution of $3.52 or 59%, per share to new investors.

     The following table illustrates the above information with respect to dilution to new investors on a per share basis:



   Initial public offering price per share of common stock .........                 $  6.00
   Net asset value per share before the offering ...................    $  1.67
   Increase attributable to new investors ..........................       0.81
                                                                        -------
   Adjusted net asset value per share after the Offering ...........                    2.48
                                                                                     -------
   Dilution to new investors .......................................                 $  3.52
                                                                                     =======


     The following table sets forth, with respect to existing stockholders and the investors in the offering, a comparison of the number of shares of common stock purchased from our company, the percentage ownership of such shares, the aggregate consideration paid, the percentage of total consideration paid and the average price paid per share.





                                              Shares Owned                                                 Average
                                       ---------------------------    Total Consideration                 Price per
                                            Number        Percent            Amount           Percent       Share
                                       ---------------   ---------   ---------------------   ---------   ----------
Existing shareholders ..............       2,782,226        73.6%          $2,163,832           26.5%     $  .78
Investors in this offering .........       1,000,000*       26.4%          $6,000,000           73.5%     $ 6.00

------------
* These shares do not include the underwriter's over-allotment option.

                      DIVIDENDS AND FUTURE DISTRIBUTIONS

     We have never declared or paid any dividends to the holders of our common stock and we do not anticipate paying dividends in the foreseeable future. We currently intend to retain all earnings for use in connection with the expansion of our business and for general corporate purposes. Our board of directors will have sole discretion in determining whether to declare and pay dividends in the future. The declaration of dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue.


                                CAPITALIZATION

     The following table sets forth our capitalization as of December 31, 1998 and as of September 30, 1999 on an actual basis and adjusted to give effect to our sale of 1,000,000 shares of the common stock being offered. The pro forma and as adjusted number of shares issued and outstanding presented in the following table do not include the 100,000 shares reserved for issuance upon exercise of the underwriter's warrants, and 90,000 shares reserved for issuance upon exercise of warrants issued to Gersten Savage & Kaplowitz, LLP.




                                                           December 31,     September 30,     September 30,
                                                               1998              1999             1999
                                                          --------------   ---------------   --------------
                                                                             (unaudited)      (as adjusted)
                                                                                               (unaudited)
Shareholders' equity
   Common stock, $.01 par value, 19,000,000
    shares authorized; 2,454,402 and 2,782,226
    shares issued and outstanding at December 31,
    1998 and September 30, 1999, respectively .........     $   24,544        $   27,822      $    37,822
   Preferred stock, $.01 par value, 1,000,000
    shares authorized and none issued and
    outstanding at December 31, 1998 and
    September 30, 1999, respectively ..................             --                --               --
   Additional paid-in capital .........................        629,262         2,136,010        6,871,010
   Accumulated net operating income ...................        100,841           882,963          882,963
   Net unrealized appreciation, net of deferred
    income taxes ......................................        611,000         1,585,635        1,585,635
   Net assets .........................................      1,365,647         4,632,430        9,377,430
   Total liabilities and stockholders' equity .........      1,805,795         5,308,967       10,053,967

                                USE OF PROCEEDS

     We estimate that the net proceeds from the sale of our common stock, after deducting the estimated discounts, commissions and offering expenses payable by us, will be approximately $4,745,000. We estimate that, if the underwriter exercises in full its over-allotment option, the net proceeds from the sale of our common stock, after similar deductions, will be approximately $5,528,000. Based upon our projections, we intend to apply the estimated net proceeds, assuming the underwriter does not exercise its over-allotment option, as follows:




                                                                  Approximate     Percentage of
Application of Proceeds                                              Amount       Net Proceeds
--------------------------------------------------------------   -------------   --------------
Investments in portfolio companies ...........................    $3,913,486            83%
Salaries and professional fees ...............................       582,000            12
General corporate purposes including working capital .........       249,514             5
                                                                  ----------           ---
   Total .....................................................    $4,745,000           100%
                                                                  ==========           ===


     We reserve the right to reallocate proceeds to different uses if, in management's view, the needs of the business so require.

     We intend to invest approximately 83%, or $3,913,486 of the estimated net proceeds in portfolio companies, either as initial or additional investments, within the earlier of two years from the closing of this offering or two and one-half years from the effective date of this prospectus. We believe that the net proceeds of this offering will be sufficient to make approximately 10 initial investments. Our estimated use of the net proceeds for salaries and professional fees are based upon our projected expenses for the 12 month period following this offering. We intend to use the remaining net proceeds for general corporate purposes including working capital.

     In the event that the underwriter's over-allotment option is exercised, the net proceeds therefrom will be used to make investments in portfolio companies and for general corporate purposes including working capital.

     Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of shares in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or high quality money market funds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

                            Selected Financial Data

     The following table presents our summary consolidated financial and other data and has been derived from our audited financial statements for the years ended December 31, 1997 and 1998 and from our unaudited interim financial statements for the nine months ended September 30, 1998 and 1999, all of which are included in another section of this prospectus. The Balance Sheet Data at September 30, 1999 is also presented as adjusted to reflect the sale of shares of common stock offered hereby and the application of the net proceeds therefrom. The information below should be read in conjunction with "Financial Highlights," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and the notes to our consolidated financial statements, each of which is included in another section of this prospectus.



                                                           Year Ended                    Nine Months Ended
                                                          December 31,                     September 30,
                                                  -----------------------------   -------------------------------
                                                       1997            1998            1998             1999
                                                  -------------   -------------   -------------   ---------------
                                                                                   (unaudited)      (unaudited)
Statement of Operations Data:
Income from operations ........................    $       --      $  381,843      $  382,543       $ 1,272,041
Expenses ......................................         5,115         213,437          86,417           554,086
                                                   ----------      ----------      ----------       -----------
Income (loss) before income taxes .............        (5,115)        168,406         296,126           717,955
Benefit (provision) for income taxes ..........            --         (62,450)       (109,507)           64,167
                                                   ----------      ----------      ----------       -----------
Net income (loss) from operations .............        (5,115)        105,956         186,619           782,122
Net realized and unrealized gains .............            --         611,000         305,613           974,635
                                                   ----------      ----------      ----------       -----------
Net increase (decrease) in net assets .........    $   (5,115)     $  716,956      $  492,232       $ 1,756,757
                                                   ==========      ==========      ==========       ===========
Per share net increase (decrease) in net
 assets .......................................    $    (0.00)     $     0.31      $     0.22       $      0.66
Weighted average number of shares
 used in per-share computations ...............     2,070,494       2,304,691       2,258,347         2,652,175
Unaudited pro forma information:
Net increase (decrease) in net assets
 before pro forma effect of change in
 Company's tax structure ......................                    $  716,956                       $ 1,756,757
Pro forma effect of change in tax
 structure ....................................                            --                          (184,731)
                                                                   ----------                       -----------
Pro forma increase in net assets ..............                    $  716,956                       $ 1,572,026
                                                                   ==========                       ===========


                                                              As of
                                         December 31,     September 30,
                                             1998             1999
                                        --------------   --------------
                                                           (unaudited)
Balance Sheet Data:
Investments at market value .........    $ 1,300,000      $ 3,512,078
Cash and cash equivalents ...........        418,178        1,260,757
Total assets ........................      1,805,795        5,308,967
Total liabilities ...................        440,148          676,537
Net assets ..........................      1,365,647        4,632,430

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus. This prospectus contains forward-looking statements regarding the plans and objectives of management for future operations. The forward-looking statements included herein are based on current expectations and assumptions that involve numerous risks and uncertainties. Although management believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved.


General

     Our primary investment objective is the achievement of long-term capital appreciation of our assets by making investments in those companies that identify emerging and established technologies and markets for those technologies and which management believes offer significant potential opportunities for growth. We believe that we will be able to achieve our objective by concentrating on investments in companies which we believe are likely to benefit from our management's expertise in technology transfer.

     The income that we derive from our investments in our portfolio companies consists of both cash and equity securities that we receive upon disposition of our portfolio companies. The appraised dollar value of the equities that we receive makes up a portion of our revenues. An independent appraiser assesses the value of our investments in portfolio companies.

     Our expenses include salaries and wages, professional fees, sales and marketing costs as well as general and administrative costs. Sales and marketing costs include advertising, travel and other expenses that vary with revenues. General and administrative costs include rent, depreciation, telecommunications and other overhead costs.

     We used an equity-based method of compensating certain outside service providers during 1998 and 1999. Those costs are reflected in the general and administrative costs of the statement of operations. Some service agreements were for periods in excess of one year and any remaining value is recorded as a prepaid expense for the period

Results of Operations


Nine Months Ended September 30, 1998 (unaudited) Compared to Nine Months Ended September 30, 1999 (unaudited)

     Income from operations. Income from operations increased 233% to $1,272,041 for the nine months ended September 30, 1999 from $382,543 for the nine months ended September 30, 1998. This increase was due to the completion of transactions with four companies in the first nine months of 1999 versus one transaction during the year ended December 31, 1998. In each transaction we received restricted shares in a tax-free exchange for a portfolio company. An independent consultant valued the shares received in each transaction. In our transactions with:

   o Image Analysis, Inc., we received 879,300 shares of common stock of Image Analysis, Inc. The shares were valued at time of sale at $0.25 per share;

   o Nucor Enterprises, Inc., we received 900,000 shares of common stock of Nucor, Inc. The shares were valued at time of sale at $0.14 per share;

   o Centrex, Inc., we received 1,584,000 shares of common stock of Centrex, Inc. The shares were at time of sale valued at $0.33, and

   o NuElectric, Inc., we received 791,957 shares of common stock of NuElectric. The shares were valued at time of sale at $0.29 per share.

     We also entered into several consulting agreements that generated revenues of $137,107 in total for the nine month period ended September 30, 1999 as compared to $55,000 for the nine months ended September 30, 1998.

     Expenses. Total expenses increased 541% to $554,086 for the nine months ended September 30, 1999 from $86,417 for the nine months ended September 30, 1998. Salaries and wages increased 895% to $120,265 for the nine months ended September 30, 1999 from $12,087 for the nine months ended September 30, 1998. Professional fees increased as well by 568% to $197,601 for the nine months ended September 30, 1999 from $29,571 for the nine months ended September 30, 1998. Sales and marketing costs increased 396% to $103,128 from $20,808. General and administrative expenses increased by 456% to 133,092 for the nine months ended September 30, 1999 from $23,951 for the nine months ended September 30, 1998. These increases were the result of not being fully operational until May 1998.


Net Realized and Unrealized Gains and Income Taxes

     Unrealized appreciation of investments increased 219% to $974,635 for the nine months ended September 30, 1999 vs. $305,613 for the nine months ended September 30, 1998. Increased appreciation relates to our investments in Lexon, Inc., Image Analysis, Inc. and NuElectric, Inc.

     Our effective tax rate was a benefit of 9% for the nine months ended September 30, 1999 compared with a provision of 37% for the nine months ended September 30, 1998. The benefit recorded in 1999 is primarily the result of the tax losses generated by certain subsidiaries of UTEK LLC while the income generated by UTEK LLC passed (UTEK LLC was formed on December 31, 1998) through to its members.


Fiscal year ended December 31, 1998 compared to fiscal year ended December 31, 1997

     Income from operations. Income from operations was $381,843 for the year ended December 31, 1998. We did not have any income from operations for the year ended December 31, 1997. The increase in income from operations was the result of completing our first full year of operations in 1998. During 1998, we completed one technology transfer transaction which generated income of $320,000. In addition, we received a $55,000 consulting fee.

     Expenses. Total expenses increased to $213,437 for the year ended December 31, 1998 from $5,115 for the year ended December 31, 1997. There were no salaries and wages, professional fees, nor sales and marketing costs in 1997. General and administrative costs increased 565% to $33,997 for the year ended December 31, 1998 from $5,115 for the year ended December 31, 1997. In 1997 there were only general and adminstrative start up costs, and for 1998 the business was not fully operational until May 1998. Some of the 1998 sales and marketing costs were related to transactions that took place in 1999.


Net Realized and Unrealized Gains and Income Taxes

     Our effective tax rate was 37% for the year ended December 31, 1998. We did not record a benefit or provision for the year ended December 31, 1997 since we did not have any significant operations during that year.

     Unrealized appreciation of investments amounted to $611,000 for the year ended December 31, 1998. The appreciation relates to our investment in Lexon, Inc. We did not hold any investments during 1997.


Liquidity and Capital Resources

     As of September 30, 1999, we had cash and cash equivalents of $1,260,757.

     Our primary source for liquidity and capital was issuance of common stock. We completed three private placement transactions resulting in proceeds of over $500,000 in 1998 and over $1,300,000 in 1999. On September 30, 1999 we had in excess of $1,200,000 in cash and no debt. Based upon our anticipated capital needs for operations, general corporate purposes, and future research and development agreements with universities to complete technology transfer transactions, management believes that the net proceeds received from this offering will be sufficient to meet our funding requirements for the next twelve months.

     We believe that, upon consummation of this offering, we will have sufficient capital to implement our current investment objectives. However, our ability to meet our future investment objectives may be dependent upon our ability to raise capital from time to time through the sale of equity securities. There can be no assurance that we will be able to raise the anticipated funds, if any. We currently have no material commitments for capital expenditures, except as set forth herein under "Use of Proceeds" and to finance the working capital needs of our principal portfolio companies.


Year 2000 Compliance

     Our company and our portfolio companies may be adversely affected by the "Year 2000" problem, which is due to the fact that many computer programs were written using two digits rather than four to define the applicable year. As a result of this problem, date-sensitive computer programs that use a two digit dating system may recognize a date using "00" as the year 1900 rather than 2000. The impact of this problem is difficult to assess at this time, but this problem could result in a system failure or miscalculation causing disruptions of operations, including a temporary inability to process transactions, send invoices, retain accurate data, or engage in normal business activities.

     Based on our current evaluation of our computer software, all of which has been purchased in the last 18 months, our management does not believe that our operations will be significantly affected by the Year 2000 problem. However, the Year 2000 problem could affect the operations of clients, vendors, and others with whom we do business, thereby adversely affecting us as well. If modifications or substitutions of software prove to be necessary and are not made, or if others with whom we do business (including suppliers, contractors and utility companies) suffer more significant Year 2000 problems, the Year 2000 problem could have an adverse effect upon our operations.

                                   BUSINESS


General Information and History

     We are a non-diversified, closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act.

     We commenced operations in 1997 as UTEK Corporation ("UTEK Florida"), which was incorporated under the laws of the State of Florida in August 1996. UTEK Florida was engaged in the business of technology transfer. On December 31, 1998, we formed UTEK, LLC, a limited liability company organized under the laws of the State of Florida. Subsequent thereto, the shareholders of UTEK Florida exchanged their shares of common stock for membership units in UTEK, LLC. In July 1999, we formed UTEK Corporation under the laws of the State of Delaware and in October 1999, UTEK LLC was merged into UTEK Corporation.


                      INVESTMENT OBJECTIVES AND POLICIES


Objectives

     Our primary investment objective is to achieve long-term capital appreciation of our assets. We intend to achieve our objective by making equity investments in new development stage companies which our management believes offer significant potential opportunities for growth. As a BDC, we generally may change our non-fundamental investment objectives and policies without stockholder approval. We do not have a registered investment adviser and our management, under the supervision of our board of directors, makes our management decisions.

     Since our election to operate as a BDC, we have concentrated our efforts on making controlling equity investments in portfolio companies in private transactions. Our investments consist of funding to be used to identify, research and market new technologies and for the acquisition of licenses to those new technologies and when appropriate the support of sponsored research programs to further the development of licensed technology. In return for our investments, we receive common stock in our portfolio companies. We also provide these portfolio companies with significant managerial assistance by having one or more members of our management serve as directors and officers of our portfolio companies. After we have made an investment, we help our portfolio companies in their business of researching, identifying and developing new technologies and markets. We also assist them in acquiring the licenses to new technologies developed at universities and government research facilities. Our management provides portfolio companies with significant assistance in locating and acquiring these technologies and markets for them. We then find merger partners for our portfolio companies who will acquire the portfolio company from us in exchange for common stock. Our investments are concentrated in development stage companies that license and develop new technologies for commercial applications. We do not contemplate permitting our portfolio companies to expend significant sums on a new venture, which cannot be recovered in due course, absent the execution letters of intent or definitive merger agreements for the resale of the technology or the merger of the portfolio company.

     We intend to take advantage of our experience in the field of technology transfer to maximize the return on our investments in portfolio companies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are acquired and licensed to companies for commercial development and use. Our management and certain members of our board of directors have experience in technology transfer. Our investments in our portfolio companies are structured to allow us to take advantage of our management's expertise and to give us control of the portfolio company. In addition, we intend to capitalize on relationships that members of our management and board of directors have developed with universities and government research laboratories.


Fundamental Policies


     We do not have a policy regarding the issuance of senior securities and we do not contemplate issuing such securities. However, if we determine that the issuance of senior securities would be appropriate in the future, restrictions imposed by Section 61 of the 1940 Act require, among other things, asset coverage in the amount of at least 200% of our net assets. Further, we may issue more than one class of senior securities and warrants, options or other profit sharing arrangements, subject to the provisions set forth in Section 61. We will not sell securities short or on margin, write puts or calls or purchase or sell commodities or commodity contracts. We also do not contemplate purchasing or selling real estate mortgage loans. We may from time to time sell some of our securities in exchange for real estate and we did, on one occasion, exchange a portion of securities we received for a portfolio company for common stock in a company whose only asset was real estate. We will not underwrite the issuance of securities of other companies, and we do not currently intend to borrow money. Where necessary, we may make loans to or additional investments in portfolio companies to protect our initial investment and we will continue to invest in restricted securities of portfolio companies. We do not have a policy concerning concentration of investments in a particular industry or group.

     Our board of directors has adopted the following policies regarding investments in portfolio companies:

   o we will limit the amount of our total investment in any single portfolio company to $500,000 or 10% of our net assets, whichever is less.


   o we will not permit a portfolio company to commit significant amounts of the funds we have invested towards payment to third parties for the acquisition of the rights to a technology or the further development of the technology, until we have an agreement in place to resell the technology or to merge the portfolio company with an acquiring company or at least an executed letter of intent; and


   o in the future we will limit the number of new portfolio companies that we will merge with private companies such that our total investments in our portfolio companies that have merged with private companies does not exceed 10% of our total net assets.


     We contemplate that, based on existing federal law, all sales of our portfolio companies will be structured as merger transactions where we will receive common stock in the acquiror in exchange for all our shares in our portfolio company.


     Subject to any limitations imposed by the 1940 Act, our investment objectives, fundamental policies and investment diversification status may change at any time and from time to time without stockholder approval.


     In addition to the fundamental policies listed above, we have agreed with the underwriter, that for the 12 month period following this offering, we will not, without the prior written consent of the underwriter:


     o invest more than $500,000 of our net assets in any single portfolio company;


   o have a portfolio company commit our invested funds to acquire rights to a technology until such time as we have identified and entered into a merger agreement or technology sale agreement with a potential acquiror; or


   o invest more than 10% of the proceeds of this offering in portfolio companies which will merge with privately owned companies.


     We anticipate that a substantial portion of our investment opportunities will continue to be presented to us as a result of management's contact contacts with universities, research laboratories and in private industry.


Our Investment Model


     Our investments in portfolio companies generally follow a specific series of steps which our management believes provide the greatest opportunity for long term appreciation of our assets. Using our investment model, we intend to acquire securities in portfolio companies and eventually exchange those securities for securities in public companies that acquire our portfolio companies. The following is a list of the steps that we take when we make an investment in a portfolio company using our investment model:


     1. Evaluate potential technology growth fields.


     2. Form and make a controlling equity investment in the portfolio company.

   3. Assist the portfolio company in the identification and evaluation of new technologies and markets that offer the portfolio company a significant opportunity for growth.

   4. When appropriate, advise and assist the portfolio company in negotiating a sponsored research agreement to further develop the technology.

     5. Identify and contact potential "merger partners" to merge with the portfolio company.

   6. Advise and assist the portfolio company in completing the technology transfer with the research institution and acquiring the license to the technology.

   7. Complete the sale of the portfolio company to the "merger partners" and receive compensation for the sale of all the stock we hold in the portfolio company.

   8. Sell any securities received in exchange for the portfolio company and use the proceeds to make additional initial investments.


Investment Evaluation Process

     New technology opportunities may come to our attention from many sources. The primary source to date has been from our management's contacts with universities and in the private sector. We believe that the ability of our management to maintain and develop relationships with university and government research centers is a key factor in our ability to identify new potential investment opportunities.

     Prior to a portfolio company committing funds to an investment opportunity, we will assist the portfolio company by conducting research regarding the prospects and risks of the potential investment. Our board of directors' and management's experience is essential in evaluating new technologies, products, markets, industry trends, financial requirements, competition any operating record and quality of the entrepreneurial group associated with a prospective investment. Although our management has scientific and professional experience, they may have limited or no experience in the specific areas of business in which potential merger candidates are engaged.


Investments in Portfolio Companies

     Our initial investments will be made in transactions which will normally be negotiated directly by our management with the portfolio company or an affiliate thereof. Our management will seek to structure the terms of the investment so as to provide for the capital needs and success of the portfolio company and at the same time to maximize our opportunity for long-term capital appreciation. An important factor in successful investing is proper structuring of the transaction in terms of price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity as well as a viable plan to realize liquidity and capital appreciation on the investment.

     We intend to limit our total cash investments in any individual portfolio company to a maximum of $500,000. To date, our initial investments have been less than that amount. By limiting the size of our total investment in any one portfolio company, we hope to reduce and diversify our risks. In exchange for our investment, we will receive such number of shares of common stock in the portfolio company to give us a controlling interest. To date, all of our portfolio company securities have been common stock and we anticipate that we will continue to acquire common stock in portfolio companies. Use of the funds that we provide to portfolio companies will be restricted to obtaining licenses to new technologies and developing and marketing those technologies. Our management's involvement with the portfolio companies will primarily be directed towards helping them acquire technology licenses and, when appropriate, establishing sponsored research programs to further develop the technology. We then plan to achieve some form of liquidity for our portfolio investments by selling our portfolio companies to public companies.


Identifying New Technologies

     We have developed relationships with a number of research universities in the United States. In order to allow us to have early access to new technologies, we have entered into alliances, licensing or option agreements with the following institutions:

Agreement with the University of South Florida.

     In January 1998, we entered into an agreement with the University of South Florida pursuant to which we have agreed to review and evaluate the commercial potential of certain new technologies developed at the university that are presented to us. In return, we have the ability, if we deem it appropriate, to enter into option agreements with the university providing our company with the exclusive right to seek a licensee or other commercial opportunity for the technology, provided mutually agreeable terms are reached, for a limited period of time. We have reviewed and negotiated licenses on the following technologies:

     o    a new diagnostic test for colon, testicular and ovarian
                  cancer,

     o a new software technology for digitally coloring MRI's to facilitate their reading and the rendering of diagnoses, and

     o a new technique to identify cryptosporidium (a water-borne parasite) in water.

     The term of the agreement is for three years, however either party may terminate the agreement on 60 days written notice.

Agreement with the University of Memphis.

     In May 1998, we entered into an agreement with the University of Memphis pursuant to which we have agreed to evaluate the commercial potential of select technologies developed at the university that are presented to us for review. The university has agreed that upon our request, it will file patents to protect technologies that we wish to have protected. In addition, under the agreement, the university may grant to us option agreements which will give us the exclusive rights to license a particular technology, provided mutually agreeable terms are reached, for a period of twelve months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Johns Hopkins University.

     In June 1999, we entered into an agreement with Johns Hopkins University pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at the university, that are presented to us for review. The university has agreed that upon our request, it will file patents to protect technologies that we wish to have protected. In addition, under the agreement, the university may grant to us option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of twelve months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with the University of Florida.

     In October 1999, we entered into an agreement with the University of Florida pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at the university, that are presented to us for evaluation. Under the agreement, the university may grant us option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of twelve months.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Fraunhofer Institute of Germany for Interfacial Engineering and Biotechnology IGB

     In November 1999, we entered into a strategic alliance with Fraunhofer pursuant to which we have agreed to review certain technologies developed at Fraunhofer to gauge their potential for successful commercialization in the United States. Pursuant to the agreement, Fraunhofer will grant to us a twelve month, exclusive, royalty free license option for the technologies reviewed, if we so request. We may then license these technologies, provided mutually agreeable terms are reached.

     The term of the agreement is five years, but may be terminated by either party on 60 days written notice.

Agreement with Virginia Tech Intellectual Properties.

     In December 1999, we entered into an agreement with Virginia Tech Intellectual Properties pursuant to which we have agreed to evaluate the commercial potential of certain technologies developed at Virginia Tech Intellectual Properties, that are presented to us for evaluation. Under the agreement, Virginia Tech Intellectual Properties may grant us option agreements which will give us the exclusive rights to license the technology, provided mutually agreeable terms are reached, for a period of twelve months.

     The term of the agreement is five years, but may be terminated by either party on 30 days written notice.


Evaluation and Acquisition of Technology

     With few exceptions, all technologies developed by university faculty are the property of the universities we work with and are licensed by the university's research foundations or similar organizations to our portfolio companies for commercialization. To help facilitate the identification of and access to new technology, we have created a Scientific Advisory Council to review technologies developed at universities and government laboratories.

     When we assist a new portfolio company to evaluate a new technology for a portfolio company we review the technology to make sure that it meets three criteria:

     o The technology must represent a significant advance over existing technologies;

     o There must be an existing global market for the technology once it is commercialized; and

     o The technology must be socially responsible (i.e., not intended for destructive or harmful purposes).

     If, in our management's view, a technology meets these criteria, then they will assist the portfolio company in commencing negotiations with the technology developer to arrange for a license. Our management will review license agreements and advise portfolio companies as to terms and requirements. In addition, when we require assistance in evaluating a technology, our management will have the technology reviewed by members of our Scientific Advisory Council.

Our Scientific Advisory Council currently consists of the following members:



             Name                                 Title                                Expertise
             ----                                 -----                                ---------
Stuart Brooks, M.D.             Professor, University of South Florida    Lung disease/Allergies.
                                Chairman Scientific Advisory Council      Respiratory Illness. Occupational
                                                                          medicine.
Uwe Reischl, Ph.D., M.D.        President, UTEK, Corporation              Architectural engineering.
                                Executive Director Scientific             Industrial health and safety.
                                Advisory Council                          Occupational medicine.
Dean Sheppard, M.D.             Professor, University of California       Molecular biology.
                                - San Francisco
O. Norman Nesheim, Ph.D.        Professor, University of Florida          Pesticide regulation and safety
                                                                          management. Food and water
                                                                          safety with pesticide use.
Russell Brantman, Ph.D.         Consultant                                Mechanical engineering/Systems
                                                                          Engineering. Vehicle safety
                                                                          systems/Crash Simulations.
Charles Proctor, Ph.D., P.E.    Research Associate Professor,             Orthopedic implants and devices.
                                University of Florida
Brian B. Schwartz, Ph.D.        Professor, Graduate School of the         Physics and material science.
                                City University of New York
Albert J. Anthony, D.M.D.       Retired                                   Dentistry and dental equipment.
Alain M. Boudet, Ph.D.          Professor, University of Paul             Cell and molecular plant biology.
                                Sabatier
George Newkome, Ph.D.           Vice President of Research,               Molecular chemistry.
                                University of South Florida

              Name                              Title                          Expertise
              ----                              -----                          ---------
Gerald Krueger, Ph.D., CPE       Principal Scientist/Ergonomist,     Human performance
                                                                     enhancement.
                                 Col. U.S. Army (retired)            Human systems design.
Jui-Sung Hung, M.D., F.A.C.C.    Professor, China Medical College    Cardiology.
                                 Hospital
Yun-Fan Liaw, M.D.               Professor, Chang Gung Medical       Gastroenterology/Hepatology.
                                 College
Tzann T. Fang, M.D.              Physician, Midwestern Regional      Medical oncology/internal
                                 Medical Center                      medicine/hematology

Identifying Acquisition Candidates


     In order to realize a return on our investments in our portfolio companies, we must sell our portfolio companies or the technology and development rights they hold. Based on current tax law and industry conditions, it is our policy to sell our portfolio companies to acquirers in merger transactions where we receive shares in the acquiring company in a tax-free exchange for all of our shares in our portfolio company. In this manner, all rights to technologies held by our portfolio companies transfer to the acquirer and the acquirer assumes all obligations under the license agreements. Most of our merger transactions to date, have been with private companies whose common stock is not publicly traded. We intend to engage in merger transactions primarily with public companies whose common stock is listed for public trading either on a national exchange or on the Nasdaq Stock Market.

     Our management has primary responsibility for locating suitable merger partners. However, we have formed a network of independent marketing representatives with diverse backgrounds offering varied expertise for the purpose of assisting us in locating promising prospects for mergers. These representatives are located in Plant City and Tampa, Fla., New York, Boston, Baltimore and Washington, D.C. as well as in Germany and Belgium. We have entered into agreements with our independent marketing representatives. Most of the agreements provide that a marketing representative will receive 10% of any cash or stock we receive in connection with the sale of a portfolio company to a company that the representative has introduced to us. In certain cases, we have issued marketing representatives shares of our common stock as a flat fee for their services.

     Some recent transactions that we have completed include the following:

     In May 1998, Gentest, Inc. a portfolio company, merged with Lexon, Inc., an Oklahoma corporation. In connection with the merger, we received 1,000,000 shares of Lexon common stock and Lexon acquired ownership of Gentest, Inc. which had acquired the exclusive license to develop, manufacture and market a blood test that will potentially allow for the early screening of colon cancer and certain types of ovarian and testicular cancers. Lexon is developing this blood test for general laboratory use. The prototype blood test kit requires additional evaluation and testing and cannot be sold in the United States. The blood test kit requires FDA approval before it can be sold in the United States.

     Lexon is a public company whose shares are traded on the over-the-counter bulletin board under the symbol LXXN. We currently own 1,000,000 shares of Lexon common stock which represents approximately 15% of the 6,802,013 shares of Lexon issued and outstanding as of September 30, 1999.

     In June 1999, our portfolio company Clean Water Technologies, Inc., merged with NuElectric Inc., a Delaware corporation. NuElectric is in the business of acquiring, developing and marketing new technologies for conserving energy and protecting the environment. In connection with the merger, we received 791,957 shares of NuElectric common stock. As a result of the merger, NuElectric acquired the exclusive license to a new technology for removing arsenic from water. NuElectric is a public company whose shares are traded on the over-the-counter bulletin board under the symbol NRGE.

     We currently own 491,957 shares of NuElectric common stock, which represents approximately 13% of the issued and outstanding common stock of NuElectric.

     In May 1999 Centrex, Inc. acquired E. Coli Measurement Systems, Inc., one of our portfolio companies, in a merger transaction. Centrex has acquired the exclusive license to a new technology for the detection of E Coli bacteria in food and water. In July 1999, E. Coli Measurement Systems, Inc. entered into a licensing and sponsored research agreement with the University of California regarding an E. coli detection technology. The technology was developed at the Los Alamos National Laboratory and Centrex is providing funding to develop a prototype system for the rapid detection of E Coli in food and water. Centrex also holds an exclusive license to a new technology developed at the University of South Florida for the automated detection of Cryptosporidium and Giardia in water. Centrex is a privately held company. We own 1,584,000 shares of Centrex common stock.

     In January 1999, Image Analysis Corporation, a portfolio company merged with Image Analysis, Inc., an Oklahoma corporation. As a result of the merger, Image Analysis, Inc. holds the exclusive license, patented in the United States, and other countries, to a new technology for producing color magnetic resonance images, or MRI, from existing MRI scanners. Image Analysis, Inc. is currently funding research and development of this new technology. The research is being conducted at Brenau University in Georgia under the direction of Dr. Keith Brown, the inventor of the technology. Image Analysis, Inc. is a privately held company. We currently own 879,300 shares of common stock of Image Analysis, Inc.

     In May 1999, Advanced Reinforcing Technologies, Inc. a portfolio company merged with Nucor, Inc., an Oklahoma corporation. Nucor is involved with the development of new materials for rebuilding and enhancing the infrastructure of roads and bridges. Pursuant to the merger, Nucor acquired the exclusive license for a new carbon fiber composite rebar building technology developed at Cornell University. In addition, Advanced Reinforcing Technologies established a sponsored research program for further development of its technology. Nucor is a privately held company. We own 900,000 shares of common stock of Nucor.


Investment Advisory Services


     The value of the securities that we receive in exchange for our portfolio companies is determined by an outside financial advisor. We have retained Bolten Financial Consulting, Inc., 6605 Mid Place, Temple Terrace, Florida 33617 to provide us with valuations of the securities we receive in exchange for portfolio companies, updated to each quarterly valuation date. We pay Bolten a fee each time they value our investments. In 1999, we paid a total of $25,166 for valuations.


Advisory Committees


     In addition to our Scientific Advisory Council, we have assembled a European Advisory Council for the purpose of developing business in Europe for our company. It is our intention to expand both Councils, as and when appropriate, to more completely represent our interests and needs in the near future.

Our European Advisory Council consists of the following members:

Carl Nisser, LL.M., D.E.S. (Chairman European Advisory Council and one of our directors). Mr. Nisser was educated at the universities of Uppsala, Strassbourg and Coimbra. He is a member of the Swedish Bar Association, Former Assistant Judge of the Appellate Court of Stockholm, Former Director of Corporate and Legal Affairs for AB Volvo, Former Director of Corporate Affairs for Goodyear International Corporation, VP of Intermatrix Group, Currently Principal of Advokatfirman Nisser (Law firm with offices in Brussels and London). Mr. Nisser is Chairman and CEO of Ecom Enterprises and is on the board of directors of several companies in the United States and Europe. He has authored several articles on legal and economic issues.

Bo Hjelt. Mr. Hjelt was educated at Indiana University, Geneva University
(HEC), and IMI Geneva (MBA). He is the Chairman of Corporate Development International, which he founded in 1973. Mr. Hjelt is also the member of several Boards of Directors, and serves on the Board of the International Federation for Hydrocephalus and Spina Bifida.

Lord Chesham. Lord Chesham was educated at Eton College, Qualified Chartered Accountant. He was the Former Finance Director Bowater Corporation of Australia. He was appointed Deputy Chief Whip House of Lords, 1995-97.

Professor Marcel Crochet, PhD. Professor Crochet was educated at the University of Louvain and the University of California at Berkeley. He was appointed Rector of the Catholic University of Louvain in 1995. Prior to this he served as Chairman of the Department of Mechanical Engineering and Dean of Engineering at the University of Louvain. Professor Crochet is the author of 140 scientific publications in the field of fluid mechanics and is on the editorial board of several scientific journals. Dr. Crochet has also served as the CEO of POLYFLOW Corporation. He has received numerous international awards recognizing his work in technology innovation.


Dr. Jonas Lonnroth. Dr. Lonnroth was educated at Davidson College, N.C. and at the medical facility of the University of Uppsala, Sweden. He completed studies in Russian and law, and is a specialist in ear, nose and throat surgery. Dr. Lonnroth speaks eight languages, is an avid hi-tech multihull sailor with a patent in compass technology, and has a keen interest in electronic communication technologies


Lupold von Wedel. Mr. von Wedel was educated in Paris at the Institut des Hautes Etudes Internationales and studied law at Freiburg University. He began his business career with Hoechst AG as Regional Manager. In 1992, Mr. von Wedel assisted the German Ministry of Finance in the conversion and restructuring of East German industry. Currently Mr. von Wedel is Managing Director of Logika AG a diversified services firm which provides senior management support to industry.


Properties


     Our executive offices are located at 202 South Wheeler Street, Plant City, Florida, where we lease approximately 2,700 sq. feet of space with an annual rent of $18,993. We have negotiated an extension of the term of the lease for two additional years at the current rate. The extended lease will expire March 31, 2002. We anticipate that this space will be sufficient for the forseeable future.


Portfolio Companies


     As of the date of this prospectus, each of our investments in our portfolio companies were for amounts less than 5% of our total assets. We have controlling interests in each of our portfolio companies and members of our management also serve as officers and directors of each portfolio company. In addition to our investment, we provide portfolio companies with managerial assistance in completing technology transfers. The following is a list of our current portfolio companies with a brief description of their business:


     Microsphere Technologies, Inc. is a development stage company that is currently seeking to acquire licenses to new materials science technologies. We own 100% of the issued and outstanding common stock of Microsphere Technologies, Inc. Uwe Reischl is the sole director of Microsphere Technologies.


     Digital Personnel, Inc. is a development stage company that has acquired the exclusive license to technology developed at the California Institute of Technology for new software that is designed to produce human likenesses that should be able to simulate conversation for e-commerce applications. These "digital personnel" are realistic and, when and if refined, may be able to speak text presented to them. NASA's Jet Propulsion Laboratory is the inventor and proposed development partner for this technology. Significant additional funding will be needed to bring this technology to market. The California Institute of Technology will own 30% of Digital Personnel, Inc. common stock, upon the completion of certain research milestones, and we will own 70%. Clifford M. Gross is the sole director and president of Digital Personnel.


     Cancer Diagnostics, Inc. is a development stage company that has acquired a license from the University of Maryland to a technology for telomerase assays of body fluids for cancer screening and assessment of disease stage and prognosis. We own 100% of the outstanding common stock of Cancer Diagnostics. Uwe Reischl is the sole director and president of Cancer Diagnostics.


     Zorax, Inc. is a development stage company that is seeking to acquire the license to a technology for the separation of cystic parasitic forms from water. We own 100% of the common stock of Zorax, Inc. Uwe Reischl is the sole director and president of Zorax.

     Technology Development, Inc. is a development stage company that is seeking to acquire new computer modeling and related technologies. We own 100% of the common stock of Technology Development, and Clifford Gross is the sole director and president.

     Advanced Desalination Technologies, Inc. is a development stage company that is seeking to acquire a water desalination technology. We own 100% of the common stock of Advanced Desalination and Uwe Reischl is the sole director and president.

     Doppler Technology International, Inc. is a development stage company that is seeking to acquire new technologies for the non-invasive analysis of body tissue. We own 100% of the common stock of Doppler Technology. Uwe Reischl is the sole director and president.


Employees


     As of September 1999, we had approximately 4 full-time employees and 27 part-time associates. Of these employees and associates, 3 were senior executives. Our employees and associates are not represented by a labor union. We consider relations with our employees and associates to be good.


Legal Proceedings


     We are not currently a party to any legal proceedings.


                       DETERMINATION OF NET ASSET VALUE


     We determine the net asset value per share of our common stock quarterly. The net asset value per common share is equal to the value of our total assets minus total liabilities and preferred stock divided by the total number of common shares outstanding.

     Both public and private equity securities that we receive from companies are valued at their appraised values as determined by our independent appraiser. With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities. Restricted and unrestricted publicly traded stocks may also be valued at discounts due to the size of our investment or market liquidity concerns.

     Determination of fair value involves subjective judgments that cannot be substantiated by auditing procedures. Accordingly, under current standards, the accountants' opinion on our financial statements in our annual report refers to the uncertainty with respect to the possible effect on the financial statements of such valuation.


                            PORTFOLIO TRANSACTIONS


     The capital stock we receive from portfolio companies is expected to be acquired primarily in private transactions negotiated directly with the portfolio company or with an affiliate thereof. Our management will continue to be principally responsible for conducting negotiations with respect to our investments.

     In addition to securities of public companies which we recieve as a result of mergers by our portfolio companies, we may invest a portion of our other assets in the publicly traded securities of public companies. Such investments and other investments which are not "qualifying assets" may not exceed 30% of the value of our total assets at the time of any such investment.


     Based on the amount of existing available funds together with the proceeds from this offering, it is not likely that we will be able to acquire securities in a large number of companies. As a result, our investments will not be substantially diversified.

                                  REGULATION

     We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. A BDC is a special type of closed-end, non-diversified investment company registered under and regulated by the 1940 Act. The Small Business Investment Incentive Act of 1980 ( which we refer to as the Incentive Act) modified the provisions of the 1940 Act applicable to a BDC. After filing its election to be treated as a BDC, a company may not withdraw its election without first obtaining the approval of holders of a majority of its outstanding voting securities (as defined under the 1940 Act). The following is a brief description of certain provisions of the 1940 Act, as modified by the Incentive Act, and is qualified in its entirety by reference to the full text of the 1940 Act, the Incentive Act and the rules thereunder.

     Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and significant managerial assistance to companies which do not have ready access to capital through conventional financial channels. Such portfolio companies are termed "eligible portfolio companies." More specifically, in order to qualify as a BDC, a company must (i) be a domestic company; (ii) have registered a class of its equity securities or have filed a registration statement with the Commission pursuant to Section 12 of the Exchange Act; (iii) operate for the purpose of investing in the securities of certain types of portfolio companies, namely, development stage or emerging companies and businesses suffering or just recovering from financial distress (see following paragraph); (iv) extend significant managerial assistance generally to such portfolio companies; (v) have a majority of directors who are not "interested persons" (as defined in the 1940
Act), and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

     An eligible portfolio company is generally a U.S. company that is not an investment company and that (i) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list; (ii) is actively controlled by a BDC and has an affiliate of a BDC on its board of directors; or (iii) meets such other criteria as may be established b the Commission. Control under the 1940 Act is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

     The 1940 Act prohibits or restricts companies subject to the 1940 Act from investing in certain types of companies, such as brokerage firms, insurance companies, investment banking firms and investment companies. Moreover, the 1940 Act limits the type of assets that BDCs may acquire to certain prescribed qualifying assets and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of acquisition, less than 70% of the value of the BDC's assets consists of qualifying assets. Qualifying assets include: (i) privately acquired securities of companies that were eligible portfolio companies at the time such BDC acquired their securities; (ii) securities of bankrupt or insolvent companies; (iii) securities of eligible portfolio companies controlled by a BDC; (iv) securities received in exchange for or distributed in or with respect to any of the foregoing, and (v) cash items, government securities and high-quality short-term debt. The 1940 Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions include limiting purchases to transactions not involving a public offering and acquiring securities directly from either the portfolio company or their officers, directors or affiliates.

     We are permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock if our asset coverage, as defined in the 1940 Act, is at least 200% after the issuance of the debt or the preferred stock (i.e., such senior securities may not be in excess of 50% of our net assets). If the value of our net assets, as defined, were to increase through the issuance of additional capital stock or otherwise, we would be permitted under the 1940 Act to issue additional senior securities. We have no senior securities outstanding and have no current intention of issuing any senior securities although we may do so in the future.

     We may sell our securities at a price that is below the net asset value per share only (i) after a majority of our disinterested directors has determined that such a sale would be in our best interests and our stockholders and (ii) upon the approval by the holders of a majority of our outstanding voting securities, including a majority of the voting securities held by non-affiliated persons, of such a policy or practice within one year prior to such sale. If the offering of the securities is underwritten, a majority of the disinterested directors must determine in good faith that the price of the securities being sold is not less than a price which closely approximates the market value of the securities, less any distribution discounts or commissions. As defined in the 1940 Act, the phrase "majority of our outstanding voting securities" means the vote of (i) 67% or more of our common stock present at a meeting, if the holders of more than 50% of our outstanding common stock are present or represented by proxy, or (ii) more than 50% of our outstanding common stock, whichever is less.

     Many of our transactions with our affiliates (as well as affiliates of those affiliates) which were prohibited without the prior approval of the Securities and Exchange Commission under the 1940 Act prior to its amendment by the Incentive Act are now permissible upon the prior approval of a majority of our disinterested directors and a majority of the directors having no financial interest in the transactions. However, certain transactions involving certain persons with whom we are associated, including our directors, officers, and employees, may still require the prior approval of the Securities and Exchange Commission. In general (i) any person who owns, controls or holds power to vote more than 5% of our outstanding common stock; (ii) any director, executive officer or general partner of that person; and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of our disinterested directors and, in some situations, the prior approval of the Securities and Exchange Commission, before engaging in certain transactions involving us or any company under our control. The 1940 Act generally does not restrict transactions between a company and its portfolio companies.

     While a BDC may change the nature of its business so as to cease being a BDC or, under certain circumstances, to change its business purpose, it may do so only if authorized by a majority vote (as defined in the 1940 Act) of its outstanding voting securities; stockholder approval of changes in other fundamental investment policies of a BDC is not required (in contrast to the general 1940 Act requirement, which requires stockholder approval for a change in any fundamental investment policy). We are entitled to change our non-diversification status without stockholder approval. In addition, should we lose our status as a BDC, we would become subject to more stringent regulation under the 1940 Act if we did not become exempt from 1940 Act regulation.

                                  MANAGEMENT


Executive Officers and Directors

     Our board of directors supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the investment process and oversight of our quarterly valuations of our assets and our financing arrangements.

     The following table contains certain information concerning our directors, director nominees, officers and other key employees and their ages.




Name                                  Age    Position
----                                 ----    --------
Clifford M. Gross ................    42     Chief Executive Officer and Chairman of the Board
                                             of Directors
Uwe Reischl ......................    53     President
Carole R. Mason ..................    38     Chief Financial Officer
Sam Reiber .......................    52     General Counsel and Director
Stuart M. Brooks .................    63     Director of Scientific Advisory Board and Director
Kwabena Gyimah-Brempong ..........    50     Director
Arthur Chapnik ...................    60     Director
Carl Nisser ......................    59     Director

Directors and Executive Officers

     Clifford M. Gross, Ph.D. has served as our Chief Executive Officer and Chairman of the Board of Directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985 Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as CEO of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at University of South Florida. Dr. Gross holds eighteen patents and has produced numerous publications. His book, entitled The Right Fit, published in October 1996, describes how companies can increase market-share and profitability using a biomechanics technology strategy. A portion of his laboratory was replicated in the Cooper Hewitt National Museum of Design -- Smithsonian Institution in March 1997 as part of a new exhibit on Henry Dryfuss and ergonomics.

     Uwe Reischl, Ph.D., M.D. has served as our President since June 1999 and had been our Executive Vice President since September 1998. Dr. Reischl received a Masters degree in Architecture from the University of California at Berkeley, he received a Ph.D. degree in Environmental Health Sciences from the University of California at Berkeley, and both a second Ph.D. in Occupational Medicine and an M.D. in General Medicine from the University of Ulm (Ulm, Germany). Prior to joining UTEK, Dr. Reischl served as a Scientific Advisor at the World Health Organization (WHO) Center at the University of Ulm. Dr. Reischl was an Assistant Professor at the University of California, Director of the Program in Industrial Health and Safety at Oakland University, and he was an Associate Professor at the College of Public Health, University of South Florida. Dr. Reischl has fifteen years experience in university teaching and research.

     Carole R. Mason, C.P.A., has served as our Chief Financial Officer, Secretary & Treasurer since June 1999. From 1987 to the present, Ms. Mason was a partner of Myers, Mason & Co. Ms. Mason has conducted a diversified accounting practice in Tampa, Florida for 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

     Sam Reiber, J.D., has served as our General Counsel since 1997 and has been a Director since May 1998. Mr. Reiber was a founding partner of Linsky and Reiber, a law firm located in Tampa, Florida. Mr.

Reiber has conducted a diversified practice of law in Tampa for 25 years. Mr. Reiber's practice includes all types of real property, corporate matters, litigation and estate planning. He received a Bachelor's degree in economics from the University of Minnesota in 1969 and a Juris Doctorate from the William Mitchell College of Law in 1974.

     Stuart M. Brooks, M.D. has served as a director since 1998 and has been the director of our Scientific Advisory Board since 1998. He is a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at USF.

     Kwabena Gyimah-Brempong, Ph.D. has served as a director since May 1998. Since May 1998, Dr. Gyimah-Brempong has also served as our Director of University Partnerships, and as such is responsible for helping us to build relationships with US universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at University of South Florida School of Business. Dr. Gyimah-Brempong recently completed a comprehensive report on how US universities market their technology.

     Arthur Chapnik has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel manufacturer. Mr. Chapnik served as president of Samsung USA's women's apparel division from 1988 to 1990. Mr. Chapnik is Dr. Gross' father-in-law.

     Carl Nisser, LL.M., D.E.S., has served as a director and chairman of our European Advisory Counsel since May 1998. Mr. Nisser is a principal of Advokatfirman Nisser, with offices in Brussels, London and New York. He has served as Director of Corporate and Legal Affairs for both Volvo and Goodyear International Corporation in the US, Europe and the Far East. Mr. Nisser also serves in an of counsel capacity with our counsel, Gersten, Savage & Kaplowitz, LLP. Mr. Nisser was educated at the universities of Uppsala, Strassbourg and Coimbra. Mr. Nisser is chairman and CEO of E.com Enterprises, Inc. and a member of several boards of directors. He is also an author of several articles on legal and economic issues.


Committees of the Board

     Our board of directors will establish, effective upon consummation of this offering, an Audit Committee and a Compensation Committee. The functions of the Audit Committee will be to annually recommend to the board of directors the appointment of our independent public accountants, discuss and review the scope and fees of the prospective annual audit, review the results thereof with the independent public accountants, review and approve non-audit services of the independent public accountants, review compliance with existing major accounting and financial policies relative to the adequacy of our internal accounting controls, review compliance with federal and state laws relating to accounting practices and review and approve transactions, if any, with affiliated parties.

     The functions of the Compensation Committee will be to review and approve annual salaries and bonuses for all officers, review, approve, and recommend to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administer our stock option plan, and carry out the responsibilities required by rules of the Securities and Exchange Commission.


Compensation of Directors

     We have issued shares of our common stock to our directors as compensation for acting in such capacity and we intend to grant our directors options to purchase shares of our common stock in compensation for their services. We have not paid any cash compensation to any of our directors. We are currently reviewing our policy on compensation of outside directors and may pay outside directors in the future.


Consulting Agreements with Directors

     We have retained certain of our directors to serve as independent contractors pursuant to consulting agreements under which these persons are generally paid in shares, which vest over a two-year period, rather than salaries. The directors with whom we have consulting relationships are listed below:

     Stuart Brooks, MD has been retained to serve as Director of the Scientific Advisory Board. Pursuant to the agreement, we have issued to Dr. Brooks, in consideration for his services, 5,000 shares of our common stock.

     Arthur Chapnik has been retained to serve as Director of Public Relations. Pursuant to the agreement, we have issued to Mr. Chapnik, in consideration for his services, 5,000 shares of our common stock.

     Kwabena Gyimah-Brempong, Ph.D. has been retained as Director of University Partnerships. Pursuant to the agreement, we have issued to Dr. Gyimah-Brempong, in consideration for his services, 5,000 shares of our common stock.

     Carl Nisser, has been retained as Director of European Licensing. Pursuant to the agreement, Mr. Nisser will represent us in Europe and in consideration for his services, we issued to Mr. Nisser 10,000 shares of our common stock in two equal installments, 5,000 shares in 1998 and 5,000 shares in 1999. In addition, we paid Mr. Nisser in cash for legal services rendered to us as director of our European Advisory Council.


Executive Compensation


     The following table sets forth certain information regarding compensation paid by us during each of the last three fiscal years to our Chief Executive Officer and to each of our executive officers who earned in excess of $100,000.



                          Summary Compensation Table



                                Annual Compensation
                                -------------------              Other Annual
Name and Principal Position      Year      Salary      Bonus     Compensation
-----------------------------   ------   ----------   -------   -------------
Clifford M. Gross,              1998      $12,000        --         $6,000
 Chief Executive Officer        1997           --        --             --

Employment Agreements


     We have entered into five-year employment agreements, effective September 1, 1999, with Dr. Clifford M. Gross and Dr. Uwe Reischl. Drs. Gross and Reischl have agreed to serve as our Chief Executive Officer and President, respectively. Dr. Gross will receive an annual base salary of $150,000 and Dr. Reischl will receive an annual base salary of $100,000. Upon completion of this offering, we will grant to Drs. Gross and Reischl incentive stock options to purchase up to 100,000 and 50,000 shares, of our common stock, respectively. In addition, both Drs. Gross and Reischl will receive an automobile allowance. Pursuant to their employment agreements with us, Dr. Gross and Dr. Reischl have agreed to devote substantially all of their time and attention to the business and affairs of our company. Each employment agreement contains a covenant not to compete with us for a one-year period immediately following termination of employment.

     We have retained Carole Mason, CPA, to serve as our CFO. However, she will not be employed full time, having other duties at Myers, Mason & Co., P.A.


Key Man Life Insurance


     We have obtained "key man" life insurance policies in the amount of $500,000 on the life of each of Clifford M. Gross, our Chief Executive Officer and Uwe Reischl, our President.


Stock Option Plan


     In September 1999, our stockholders adopted an employee stock option plan (the "1999 Plan"). The purpose of the 1999 Plan is to enable us to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The options are intended to be Incentive Stock Options within the meaning of section 422 of the Internal Revenue Code of 1996, as amended, or the corresponding provision of any subsequently enacted statute. Following the consummation of this offering, the Compensation Committee will administer the 1999 Plan.

     Under the 1999 Plan, we are authorized to issue options to purchase up to 500,000 shares of our common stock. All officers and other employees as well as other persons who perform significant services for or on behalf of us are eligible to participate in the 1999 Plan.

     We may grant under the 1999 Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and stock options that do not qualify for incentive treatment under the Code.

     The exercise price of each incentive stock option under the plan will be determined by the Compensation Committee, but will be not less than 100% of the fair market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the Compensation Committee, but will not be less than 85% of the fair market value of the common stock on the date of grant.

     In the discretion of the Compensation Committee and upon receipt of all regulatory approvals, an option holder may be permitted to utilize a cashless exercise as payment in whole or in part of the exercise price certificates for shares of common stock (valued for this purpose at its fair market value on the day of exercise) or other property.

     An incentive stock option granted under the plan shall expire ten years from the date it is granted. The Compensation Committee may provide in the stock option agreement that the option subject thereto expires 30 days following the termination of employment for any reason other than death or disability or twelve months following a termination of employment for death or disability; provided, however, that in no event shall any option granted under the plan be exercised after the expiration date of such option set forth in the applicable stock option agreement.

     If the outstanding shares of common stock are changed into, or under the plan exchanged for, cash or a different number or kind of our shares or securities or another corporation through reorganization, merger, recapitalization, stock split-up, reverse-stock split, stock dividend, stock consolidation, stock combination, or similar transaction, an appropriate adjustment will be made by the Compensation Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Compensation Committee will also make a corresponding adjustment in the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth certain information, as of the date hereof, and as adjusted to give effect to the Offering and the transactions contemplated thereby, with respect to the beneficial ownership of the Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and director of the Company and (iii) all executive officers and directors of the Company as a group:



                                                                     Percentage
                                         Number of Shares        Beneficially Owned
                                                of            -------------------------
         Name and Address of               Common Stock         Before         After
         Beneficial Owner(1)            Beneficially Owned     Offering     Offering(4)
         -------------------           --------------------   ----------   ------------
Clifford M. Gross ..................         1,937,254(2)        69.6          51.2
Carl Nisser ........................            60,000            2.2           1.6
Uwe Reischl ........................            43,000            1.6           1.1
Carole R. Mason ....................            22,000(3)         0.8           0.6
Stuart Brooks ......................            12,500            0.4           0.3
Kwabena Gyimah-Brempong ............            12,500            0.4           0.3
Arthur Chapnik .....................            12,500            0.4           0.3
Sam Reiber .........................             8,000            0.3           0.2
                                             ---------           ----          ----
All directors and executive officers
 as a group consisting of (8)
 persons ...........................         2,107,754           75.8          55.7
                                             =========           ====          ====

------------
(1) Unless otherwise indicated, the address of each beneficial owner is c/o the Company.

(2) The shares of common stock are held by Clifford M. Gross and his wife jointly.

(3) The shares of common stock are held in the name of Myers, Mason & Co., P.A.


(4) The percentages of shares beneficially owned after the offering have been calculated assuming that the underwriter has not exercised its over-allotment option.


                             CONFLICTS OF INTEREST


Transactions with UTEK

     Carl Nisser, one of our directors, is also associated with our counsel, Gersten, Savage & Kaplowitz, LLP, with whom he serves in an of counsel capacity. In addition, in connection with this offering, Mr. Nisser will receive approximately 30% of the fees payable to Gersten, Savage & Kaplowitz, LLP.


                         INVESTMENT ADVISORY SERVICES

     We are internally managed by our officers under the supervision of our board of directors. We therefore have no investment advisory, administrative or similar agreements with any person or entity.

     We serve as our own custodian in accordance with the provisions of the Investment Company Act of 1940, as amended.

     The transfer agent for our common stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


     Since the Company generally acquires and disposes of its investments in portfolio companies in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

     When we sell the securities we receive in exchange for portfolio companies, our management will arrange for the execution of such transactions and the allocation of brokerage services and commissions. In executing transactions in the securities we receive for portfolio companies, our management will seek to obtain the most favorable execution, that is, the best combination of net price and prompt reliable execution. In management's opinion it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of an often changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction, and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.


     A substantial portion of the securities which we receive in exchange for our portfolio companies may be traded in the over-the-counter markets, and we intend to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the 1940 Act, persons affiliated with our company are prohibited from dealing with us as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. We will not deal with affiliated persons as principal; however, affiliated persons of our company may serve as our broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the 1940 Act, except that if an affiliated person is a market maker in the securities of a company then the affiliated person will not serve as our broker in the purchase of such securities.


     Our management has no obligation to deal with any broker or group of brokers in the execution of transactions.


                          FEDERAL INCOME TAX MATTERS


     For Federal and state income tax purposes, we are taxed at regular corporate rates on ordinary income and recognized gains on distributions of appreciated property. We are not entitled to the special tax treatment available to most regulated investment companies because, among other reasons, we do not distribute at least 90% of "investment company taxable income" as required by the IRS Code for such treatment. Distributions of cash or property by us to our stockholders, if any, will be taxable as dividends only to the extent that we have current or accumulated earnings and profits. Distributions in excess of current or accumulated earnings and profits will be treated first as a return of capital to the extent of the holder's tax basis and then as gain from the sale or exchange of property.


     Each investor is urged to consult with his tax advisor concerning the United States Federal, state and local, and foreign tax consequences of his investment in our company.


                           DESCRIPTION OF SECURITIES


     Our total authorized capital stock consists of 19,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. The following descriptions of capital stock are qualified in all respects by reference to our Certificate of Incorporation and by-laws, which were filed as exhibits to the Registration Statement of which this prospectus is a part.


Common Stock


     The holders of common stock elect all directors and are entitled to one vote for each share held of record on all matters to be voted upon by stockholders. As of the date of this prospectus, 2,782,226 shares of common stock were issued and outstanding. Upon successful completion of this offering, 3,782,226 shares of common stock will be issued and outstanding. Subject to preferences that may be applicable to any outstanding preferred stock, all shares of common stock participate equally in dividends, when and as declared by the Board of Directors and in net assets on liquidation. The shares of common stock have no preference, conversion, exchange, preemptive or cumulative voting rights.

Preferred Stock

     Our Certificate of Incorporation authorizes the issuance of shares of preferred stock in one or more series. Our Board of Directors has the authority, without any vote or action by our stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the relative, participatory, option or other rights (if any), and any qualifications, preferences, limitations or restrictions thereof, including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, rights and terms of redemption (including sinking fund provisions), and redemption price and liquidation preferences, and any other rights, preferences and limitations pertaining to such series which may be fixed by our Board of Directors pursuant to the Delaware General Corporate Law. Upon completion of this offering, there will be no shares of preferred stock outstanding.


Anti-Takeover Provisions Affecting Our Common Stock

Blank Check Preferred Stock

     The existence of authorized but unissued preferred stock may enable our Board of Directors to render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal is not in our best interests, our Board of Directors could cause us to issue shares of preferred stock without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants the Board of Directors broad power to establish the rights and preferences of authorized and unissued preferred stock. The issuance of shares of preferred stock pursuant to the Board of Directors' authority described above could decrease the amount of earnings and assets available for distribution to holders of our common stock and adversely affect the rights of such holders, including voting rights in the event a particular series of preferred stock is given a disproportionately large number of votes per share, and may have the effect of delaying, deferring or preventing a change in control of us that may be favored by certain stockholders.


Outstanding Securities

     The following table lists our authorized and outstanding securities as of September 30, 1999:



                                             Amount held by UTEK
Title of class       Amount authorized     or for its own account     Amount outstanding
--------------      -------------------   ------------------------   -------------------
common stock        19,000,000 shares               --                    2,782,226
preferred stock      1,000,000 shares               --                           --

     The shares of our common stock outstanding as of September 30, 1999 were issued in private transactions. On August 27, 1997, we issued a total of 1,950,000 shares, at a price of $.0146 per share, for net proceeds of $28,506. On May 14, 1998, we completed a private placement transaction by issuing 207,068 shares at a price of $1.50 per share for aggregate net proceeds of $310,602. On July 25, 1998, we completed another private placement transaction and issued 96,400 shares at a price of $2.28 per share for aggregate net proceeds of $219,831. On April 12, 1999, we completed a private placement transaction whereby we issued 281,424 shares at a price of $4.64 per share for aggregate net proceeds of $1,305,807. Stock issued for services includes:



                                             Shares      Value
                                           ---------  ----------
          Year ended December 31, 1997      166,334    $  8,317
          Year ended December 31, 1998       34,600      86,550
  Nine months ended September 30, 1999       46,400     204,219


Transfer Agent and Registrar

     The transfer agent, registrar and warrant agent for our common stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

                                 UNDERWRITING

     Under the terms and subject to the conditions contained in an underwriting
agreement dated     , 1999, we have agreed to sell to the underwriters named
below, for whom May Davis Group, Inc. is acting as representative, the following respective numbers of shares of common stock:




                             Number of     Number of
Underwriters                  Shares       Warrants
------------                -----------   ----------
May Davis Group .........
Total ...................   1,000,000      100,000

     The underwriting agreement provides that the underwriters are obligated to purchase all the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may be increased or the offering of common stock may be terminated.

     We have granted to the underwriter a 45-day option to purchase up to 150,000 additional shares at the initial public offering price less the underwriting discounts and commissions. The option may be exercised only to cover any over-allotments of common stock.

     The underwriter proposes to offer the shares of common stock initially at the public offering price on the cover page of this prospectus and to selling
group members at that price less a concession of $   per share. The underwriter
and selling group members may allow a discount of $   per share on sales to
other broker/dealers. After the initial public offering, the public offering price and concession and discount to broker/dealers may be changed by the underwriter. Purchasers of our common stock pursuant to this offering must
provide payment for such securities by no later than     .

     The following table summarizes the compensation and estimated expenses we will pay.



                                                 Per Share                              Total
                                    -----------------------------------   ----------------------------------
                                         Without             With              Without             With
                                     Over-allotment     Over-allotment     Over-allotment     Over-allotment
                                    ----------------   ----------------   ----------------   ---------------
Underwriting Discounts and
 Commissions paid by us .........          $                  $                  $                 $
Expenses payable by us ..........          $                  $                  $                 $

     We will pay all of the total expenses of the offering, which we estimate will be approximately $475,000. In addition we will pay to May Davis $180,000 for its expenses (excluding the sale of any over-allotment shares) of which we have already paid $50,000.

     We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act.

     We, our officers and directors and certain other stockholders have agreed to a 24-month "lock up" with all the shares of common stock and certain other securities beneficially owned, including securities that are convertible into shares of common stock and securities that are exchangeable or exercisable for shares of common stock.

     We will grant to May Davis a three (3) year right of first refusal to have May Davis sell securities under future public and private offerings of any non-bank debt or equity securities of ours or our subsidiaries, by us and our subsidiaries, except for issuances or sales to employees pursuant to our stock option plan.

     In addition, for a two year period we will not sell securities to raise money below the then current market price without May Davis' consent.

     We and May Davis will enter into a financial consulting agreement providing for May Davis to act as management and financial consultant to us for a three year period for a fee of $120,000 payable at the closing of this offering.

     We have granted May Davis for a period ending on      , 2002 the right to
have May Davis' designee present at meetings of the Board of Directors and each of its committees subject to our right to exclude such designee under certain circumstances. The designee will be entitled to the same notices and communications sent by us as we give to our directors and will attend directors' and committees' meetings, but will not be entitled to vote thereat. Such designee will also be entitled to receive the same compensation payable to directors as members of the Board of Directors and its committees and all reasonable expenses in attending such meetings. As of the date of this prospectus no designee has been selected.

     In connection with this offering, we have agreed to sell to May Davis, for nominal consideration, warrants to purchase up to an aggregate of 100,000
shares of common stock exercisable initially at $   per share of common stock
for a period of four years beginning one year from the date hereof. These warrants contain antidilution provisions providing for adjustment of the exercise price upon the occurrence of certain events, including (i) the issuance of common stock, or securities exercisable or convertible into common stock, at a price less than the exercise price and (ii) any recapitalization, reclassification, stock dividend, stock split, stock combination or similar transaction. In addition, the warrants grant to the holders rights, commencing one year from the date of this prospectus, to have common stock be issued upon exercise of the warrants registered under the Securities Act. These rights include the right to require us to register these shares for a four year period and the right to include these shares for a five year period in any registration statement filed by us.

     The underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions, penalty bids and "passive" market making in accordance with Regulation M under the Exchange Act.

   o Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position.

   o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

   o Syndicate covering transactions involve purchases of the common stock in the open market after the distribution has been completed in order to cover syndicate short positions.

   o Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares of common stock originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions.

   o In "passive" market making, market makers of the common stock who are underwriters or prospective underwriters may, subject to certain limitations, make bids for or purchases of the common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the common stock to be higher than it would otherwise be in the absence of these transactions. These transactions may be effected on The Nasdaq SmallCap Market or otherwise and, if commenced, may be discontinued at any time.


                                 LEGAL MATTERS

     The validity of the shares offered will be passed upon for UTEK Corporation by Gersten, Savage & Kaplowitz, LLP, 101 East 52nd Street, New York, New York 10022. Certain legal matters in connection with the offering will be passed upon for the underwriters by McLaughlin & Stern, LLP, 260 Madison Avenue, New York, New York 10016.


                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited our consolidated financial statements at December 31, 1998 and for each of the two years in the period ended December 31, 1998, as set forth in their report. We've included our financial statements in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.


                                   CUSTODIAN

     We will act as a self-custodian of our portfolio securities in compliance with applicable regulations under the 1940 Act.

                                   UTEK, LLC

           Index to Consolidated Financial Statements and Schedules


                                   Contents



Report of Independent Auditors ...........................    F-2
Consolidated Balance Sheets ..............................    F-3
Consolidated Statements of Operations ....................    F-4
Consolidated Statements of Cash Flows ....................    F-5
Consolidated Statements of Changes in Net Assets .........    F-6
Financial Highlights .....................................    F-7
Schedule of Investments ..................................    F-8
Notes to Financial Statements ............................   F-10

                        Report of Independent Auditors


Board of Directors and Shareholders
UTEK, LLC

We have audited the accompanying consolidated balance sheet of UTEK, LLC, including the schedule of investments, as of December 31, 1998 and the related consolidated statements of operations, cash flows, and changes in net assets, and financial highlights for each of the two years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included the physical inspection of securities owned as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UTEK, LLC at December 31, 1998, and the results of its operations, its cash flows and changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                     /s/ Ernst & Young LLP

Tampa, Florida
July 30, 1999, except for Note 8, as to which the date is October 18, 1999

                                   UTEK, LLC

                          Consolidated Balance Sheets




                                                                                              September 30
                                                                                                  1999
                                                          December 31      September 30         PRO FORMA
                                                              1998             1999             (Note 4)
                                                        ---------------   --------------   ------------------
                                                                            (unaudited)        (unaudited)
ASSETS
Investments in non-controlled affiliates (cost
 $320,000 and $1,418,212 at December 31, 1998
 and September 30, 1999, respectively) ..............     $ 1,300,000      $ 3,512,078       $  3,512,078
Cash and cash equivalents ...........................         418,178        1,260,757          1,260,757
Consulting fees receivable ..........................              --          132,000            132,000
Prepaid expenses and other assets ...................          22,760          325,732            325,732
Fixed assets, net ...................................          64,857           78,400             78,400
                                                          -----------      -----------       ------------
    TOTAL ASSETS ....................................       1,805,795        5,308,967          5,308,967
                                                          -----------      -----------       ------------

LIABILITIES
Accrued expenses ....................................           8,698           10,131             10,131
Deferred revenue ....................................              --          159,893            159,893
Deferred income taxes ...............................         431,450          506,513            691,244(a)
                                                          -----------      -----------       ------------
    TOTAL LIABILITIES ...............................         440,148          676,537            861,268
                                                          -----------      -----------       ------------
    NET ASSETS ......................................     $ 1,365,647      $ 4,632,430       $  4,447,699
                                                          ===========      ===========       ============

Composition of net assets
Common stock, $.01 par value, 19,000,000 shares
 authorized; 2,454,402 and 2,782,226 shares
 issued and outstanding at December 31, 1998 and
 September 30, 1999, respectively ...................     $    24,544      $    27,822       $     27,822
Preferred stock, $.01 par value, 1,000,000 shares
 authorized and none issued and outstanding at
 December 31, 1998 and September 30, 1999,
 respectfully .......................................              --               --                 --
Additional paid-in capital ..........................         629,262        2,136,010          2,136,010
Accumulated income:
 Accumulated net operating income ...................         100,841          882,963            882,391(a)

 Net unrealized appreciation of investments, net of
   deferred income taxes (Note 4) ...................         611,000        1,585,635          1,401,476(a)
                                                          -----------      -----------       ------------
Net assets ..........................................     $ 1,365,647      $ 4,632,430       $  4,447,699
                                                          ===========      ===========       ============
Net asset value per share ...........................     $      0.56      $      1.67       $       1.60
                                                          ===========      ===========       ============

------------
(a) Reflects the unaudited pro forma impact on the Company's financial position had it been taxable as a "C Corporation" (see Note 4).



See accompanying notes.

                                   UTEK, LLC

                     Consolidated Statements of Operations




                                                                                            Nine Months Ended
                                                           Year Ended December 31              September 30
                                                              1997          1998           1998            1999
                                                          -----------   -----------   -------------   --------------
                                                                                       (unaudited)      (unaudited)
Income from operations:
 Sale of technology rights ............................    $     --      $ 320,000     $  320,000       $1,098,213
 Consulting fees ......................................          --         55,000         55,000          137,107
 Interest income, net .................................          --          6,843          7,543           36,721
                                                           --------      ---------     ----------       ----------
                                                                 --        381,843        382,543        1,272,041
                                                           --------      ---------     ----------       ----------
Expenses:
 Salaries and wages ...................................          --         29,854         12,087          120,265
 Professional fees ....................................          --         73,037         29,571          197,601
 Sales and marketing ..................................          --         76,549         20,808          103,128
 General and administrative ...........................       5,115         33,997         23,951          133,092
                                                           --------      ---------     ----------       ----------
                                                              5,115        213,437         86,417          554,086
                                                           --------      ---------     ----------       ----------
Income (loss) before income taxes .....................      (5,115)       168,406        296,126          717,955
Benefit (provision) for income taxes (Note 4) .........          --        (62,450)      (109,507)          64,167
                                                           --------      ---------     ----------       ----------
   Net income (loss) from operations ..................      (5,115)       105,956        186,619          782,122

Net realized and unrealized gains:
 Increase in unrealized appreciation of
   investments, net of deferred income tax
   expense of $369,000, $184,387 and $139,231,
   respectively (Note 4) ..............................          --        611,000        305,613          974,635
                                                           --------      ---------     ----------       ----------
Net increase (decrease) in net assets .................    $ (5,115)     $ 716,956     $  492,232       $1,756,757
                                                           ========      =========     ==========       ==========

Unaudited pro forma information:
Net increase (decrease) in net assets before pro
 forma effect of change in Company's tax
 structure ............................................                  $ 716,956                      $1,756,757
Pro forma effect of change in tax structure ...........                         --                        (184,731)
                                                                         ---------                      ----------
Pro forma increase in net assets ......................                  $ 716,956                      $1,572,026
                                                                         =========                      ==========

See accompanying notes.

                                   UTEK, LLC
                     Consolidated Statements of Cash Flows




                                                                                              Nine Months Ended
                                                          Year Ended December 31                September 30
                                                            1997            1998            1998             1999
                                                       -------------   -------------   -------------   ---------------
                                                                                        (unaudited)      (unaudited)
Operating activities:
Net increase (decrease) in net assets from
 operations ........................................     $  (5,115)     $  716,956      $  492,232      $  1,756,757
Adjustments to reconcile net (decrease)
 increase in net assets to net cash (used in)
 provided by operating activities:
 (Increase) decrease in unrealized
   appreciation of investments .....................            --        (980,000)       (490,000)       (1,113,866)
 Deferred income taxes .............................            --         431,450         293,894            75,064
 Services received for common stock ................         8,317          86,550          86,550           204,219
 Depreciation and amortization .....................           197           4,181           2,538            10,460
 Changes in operating assets and liabilities:
   Consulting fees receivable ......................            --              --              --          (132,000)
   Prepaid expenses and other assets ...............       (31,766)          8,809         (74,425)         (302,972)
   Accrued expenses ................................            --           8,698           1,267             1,433
   Deferred revenue ................................            --              --              --           159,893
                                                         ---------      ----------      ----------      ------------
Net cash (used in) provided by operating
 activities ........................................       (28,367)        276,644         312,056           658,988
                                                         ---------      ----------      ----------      ------------
Investing activities
Investment securities received for sale of
 portfolio companies ...............................            --        (320,000)       (320,000)       (1,098,213)
Purchases of fixed assets ..........................            --         (69,038)        (29,181)          (24,003)
                                                         ---------      ----------      ----------      ------------
Net cash used in investing activities ..............            --        (389,038)       (349,181)       (1,122,216)
                                                         ---------      ----------      ----------      ------------
Financing activities
Proceeds from issuances of common stock ............        28,506         530,433         530,433         1,305,807
                                                         ---------      ----------      ----------      ------------
Net cash provided by financing activities ..........        28,506         530,433         530,433         1,305,807
                                                         ---------      ----------      ----------      ------------
Increase in cash and cash equivalents ..............           139         418,039         493,308           842,579
Cash and cash equivalents at beginning of
 period ............................................            --             139             139           418,178
                                                         ---------      ----------      ----------      ------------
Cash and cash equivalents at end of period .........     $     139      $  418,178      $  493,447      $  1,260,757
                                                         =========      ==========      ==========      ============

See accompanying notes.

                                   UTEK, LLC
               Consolidated Statements of Changes in Net Assets




                                                                                                   Nine Months Ended
                                                                                                      September 30
                                                                  Year Ended December 31      ----------------------------
                                                                    1997           1998            1998           1999
                                                               -------------   ------------   -------------   ------------
                                                                                               (unaudited)     (unaudited)
Changes in net assets from operations:
 Net income (loss) from operations .........................     $  (5,115)    $  105,956      $  186,619     $  782,122
 Change in net unrealized appreciation of
   investments .............................................            --        611,000         305,613        974,635
                                                                 ---------     ----------      ----------     ----------
Net increase (decrease) in net assets from
 operations ................................................        (5,115)       716,956         492,232      1,756,757
Capital stock transactions:
 Common stock issued for cash ..............................        28,506        530,433         530,433      1,305,807
 Common stock issued for services ..........................         8,317         86,550          86,550        204,219
                                                                 ---------     ----------      ----------     ----------
Net increase in net assets from stock transactions .........        36,823        616,983         616,983      1,510,026
                                                                 ---------     ----------      ----------     ----------
Net increase in net assets .................................        31,708      1,333,939       1,109,215      3,266,783
Net assets at beginning of period ..........................            --         31,708          31,708      1,365,647
                                                                 ---------     ----------      ----------     ----------
Net assets at end of period ................................     $  31,708     $1,365,647      $1,140,923     $4,632,430
                                                                 =========     ==========      ==========     ==========

See accompanying notes.

                                   UTEK, LLC
                             Financial Highlights




                                                                                                    Nine Months Ended
                                                                Year Ended December 31                September 30
                                                                 1997            1998             1998             1999
                                                             ------------   --------------   --------------   --------------
                                                                                               (unaudited)      (unaudited)
PER SHARE INFORMATION
Net asset value, beginning of period .....................  $       --       $     0.02       $     0.02       $     0.56
 Net increase from operations(1) .........................          --             0.05             0.08             0.30
 Net unrealized gain on investments (after taxes)(1) .....          --             0.26             0.14             0.36
 Net increase from stock transactions(1) .................        0.02             0.23             0.23             0.45
                                                            ----------       ----------       ----------       ----------
Net asset value, end of period ...........................  $     0.02       $     0.56       $     0.47       $     1.67
                                                            ==========       ==========       ==========        =========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ................................  $   31,708       $1,365,647       $1,140,923       $4,632,430
Ratio of expense to average net assets ...................          32%              31%              15%              18%
Weighted average number of shares outstanding during
 the period ..............................................   2,070,494        2,304,691        2,258,347        2,652,175

------------
1 Calculated based on weighted average number of shares outstanding during the period.

































See accompanying notes.

                                   UTEK, LLC
                            Schedule of Investments
                               December 31, 1998




                 Date of                                                                     Original
   Shares      Acquisition                                                                     Cost           Value
-----------   -------------                                                                ------------   -------------
1,000,000     5/98            Common Stock in non-controlled affiliate-95.2%
                              Lexon, Inc., publicly traded over the counter development
                              stage enterprise; developer of health care technology        $ 320,000       $1,300,000
                                                                                           ---------       ----------
                              TOTAL INVESTMENTS - 95.2%                                    $ 320,000        1,300,000
                                                                                           =========
                              Cash and other assets, less liabilities - 4.8%                                   65,647
                                                                                                           ----------
                              Net Assets - 100%                                                            $1,365,647
                                                                                                           ==========

Notes to Schedule of Investments:

o The above investment is non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

o Original cost approximates tax basis of investment.

o Value of Lexon, Inc. is determined by appraisers (Notes 1 and 2).

o Lexon, Inc. shares are restricted as to disposition for a two year period commencing on the date of acquisition.

o As a greater than 10% holder, the Company is considered to be an affiliate of the above company and as a result, its ability to sell the securities will be limited under the Securities Act.


























See accompanying notes.

                                   UTEK, LLC
                            Schedule of Investments
                        September 30, 1999 (unaudited)




                Date of                                                                      Original
   Shares     Acquisition                                                                      Cost           Value
-----------  -------------                                                                 ------------   -------------
                            Common Stock in non-controlled affiliates 75.8%

1,000,000    5/98           Lexon, Inc., publicly traded over the counter development
                            stage enterprise - 36.1%, developer of health care
                            technology                                                      $  320,000     $1,670,000
  879,300    1/99           Image Analysis, Inc., privately held - 16.3%; medical and
                            hospital equipment developer                                       219,825        756,198
1,584,000    5/99           Centrex, Inc., privately held - 11.3%; developer of water
                            purification methodologies                                         522,720        522,720
  900,000    5/99           Nucor Enterprises, Inc., privately held - 2.7%, developer of
                            construction materials                                             126,000        126,000
  791,957    6/99           NuElectric, Inc., publicly traded over the counter - 9.4%
                            environmental services                                             229,667        437,160
                                                                                            ----------     ----------
                            TOTAL INVESTMENTS - 75.8%                                       $1,418,212      3,512,078
                                                                                            ==========
                            Cash and other assets, less liabilities - 24.2%                                 1,120,352
                                                                                                           ----------
                            Net Assets at September 30, 1999 - 100%                                        $4,632,430
                                                                                                           ==========

Notes to Schedule of Investments:

o The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

o Original cost approximates tax basis of investments.

o Values of investments determined by appraisal (Notes 1 and 2).

o Lexon, Inc., Image Analysis, Inc., Centrex Inc., Nucor Enterprises, Inc. and 395,978 NuElectric, Inc. shares are restricted as to disposition for a two year period commencing on the date of acquisition.

o The Company owns more than 10% of the outstanding common stock of each of the above investments. As such, the Company is deemed to be an affiliate of the above companies.

















See accompanying notes.

                                   UTEK, LLC

                   Notes to Consolidated Financial Statements

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)


1. Nature of Business and Significant Accounting Policies


The Company


     We are a non-diversified, closed-end management investment company that intends to elect to be treated as a Business Development Company ("BDC") under the 1940 Act.


     We commenced operations in 1997 as UTEK Corporation ("UTEK Florida"), which was incorporated under the laws of the State of Florida in August 1996. UTEK Florida was engaged in the business of technology transfer. On December 31, 1998, we formed UTEK, LLC, a limited liability company organized under the laws of the State of Florida. Subsequent thereto, the shareholders of UTEK Florida exchanged their shares of common stock for membership units in UTEK, LLC. In July 1999, we formed UTEK Corporation under the laws of the State of Delaware and in October 1999, UTEK LLC was merged into UTEK Corporation (see
Note 8).


     The Company is a management investment company that intends to file a notification of election to be treated as a "Business Development Company", ("BDC") under the Investment Company Act of 1940 (the Act). A BDC must be primarily engaged in the business of furnishing capital and managerial expertise to companies that do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.


     The Company invests in portfolio companies that management believes are positioned to benefit from the acquisition of new technology. The Company's investments in portfolio companies are used by the portfolio companies to acquire the license rights to new technologies developed at universities and /or government research facilities. The Company provides portfolio companies with managerial assistance in technology transfer. Technology transfer is the process by which technologies developed by universities or research laboratories are licensed to companies for commercial use. The Company also may make additional investments to fund continued research and development of the acquired technologies.


     The Company seeks "merger partners" for portfolio companies, whereby the Company receives common stock in the merger partner in a non-taxable exchange for shares of the portfolio company. The Company seeks merger partners that are in the early stages of development. The merger partners normally have little or no prior operating history.


Principles of Consolidation


     The consolidated financial statements include the results of operations of UTEK, LLC and its wholly owned subsidiary UTEK Holdings, Inc. All intercompany transactions are eliminated in consolidation. Portfolio companies are consolidated with the Company prior to the exchange of their shares with a merger partner.


Interim Financial Information


     The financial information as of September 30, 1998 and 1999 and for the nine months then ended is unaudited, but includes all adjustments (consisting only of normal recurring accruals) which, in the opinion of management are necessary in order to make the financial statements not misleading at such dates and for those periods. Operating results for the nine months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the entire year.

                                   UTEK, LLC

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)

1. Nature of Business and Significant Accounting Policies  -- (Continued)

Segment Disclosures

     Management considers the Company as operating in only one segment, transfer of new technologies through the sale of portfolio companies. The Company has no assets or significant operations established outside the United States.


Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


Investments

     Investments are stated at value. Securities traded on the over-the-counter market are valued at the closing price on the valuation date. Illiquid securities may be subject to a discount from the closing price. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued by independent appraisers based on applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue, (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.


Cash and Cash Equivalents

     The Company considers all highly liquid fixed income investments with maturities of three months or less to be cash equivalents.


Income Taxes

     The Company does not qualify as a Regulated Investment Company for income tax purposes. Therefore, the Company is taxed as a regular corporation for federal and state income tax purposes. The Company accounts for income taxes in accordance with FASB Statement No. 109, "Accounting for Income Taxes". Deferred tax liabilities are related principally to unrealized appreciation of investments.


Revenue Recognition

     The Company recognizes revenue from the sale of technology rights upon the exchange of the shares of portfolio companies with unrelated merger partners. The Company records revenue based on the value of the consideration received. In most cases, the consideration received for the Rights is the common stock of the purchaser. The common stock received is recorded as an investment at value. Revenue derived from consulting services is recognized as earned, over the life of the underlying consulting agreements. In some cases, the Company is paid a fee for negotiating a successful technology transfer. In these instances, revenue is recognized upon consummation of the transaction.


Fixed Assets

     Fixed assets are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the respective assets (generally two to five years). Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease term.

                                   UTEK, LLC

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)

1. Nature of Business and Significant Accounting Policies  -- (Continued)

Deferred Revenue

     Deferred revenue represents amounts received but not yet earned for consulting services to be provided under contractual obligations.


Concentrations of Credit Risk

     Cash and cash equivalents are financial instruments that potentially subject the company to concentrations of credit risk. The estimated fair value of financial instruments approximates the carrying value based on available market information. The Company invests its excess available funds primarily in U.S. Government backed securities. The Company's customers are typically located in the United States.


Stock Split

     All share and per share information presented herein, and in the Company's consolidated financial statements, have been retroactively restated to reflect a two-for-one stock split of the Company's Common Stock, par value $.01 per share ("Common Stock"), which occurred on August 27, 1999. The stock split was paid in the form of a stock dividend to holders of record on June 30, 1999.


Research and Development

     Research and development costs consist of expenditures incurred during the course of planned search and investigation aimed at discovery of new knowledge that will be useful in developing new products or processes. The Company expenses all research and development costs as they are incurred. As of December 31, 1998 and September 30, 1999, the Company had incurred no such costs.

2. Investments

     Equity securities at December 31, 1998 and September 30, 1999 (95% and 76% of net assets, respectively) were valued at fair value as estimated by independent third party appraisers, hired by the Company, in the absence of readily ascertainable fair values.

     The values assigned to these securities are based upon available information and do not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

3. Fixed Assets

     Fixed assets consist of the following:




                                           December 31     September 30
                                               1998            1999
                                          -------------   -------------
                                                           (unaudited)
Computer Equipment ....................     $ 37,084        $  48,818
Furniture and Fixtures ................       19,125           26,268
Leasehold improvements ................       12,829           17,955
                                            --------        ---------
                                              69,038           93,041
Less accumulated depreciation .........       (4,181)         (14,641)
                                            --------        ---------
                                            $ 64,857        $  78,400
                                            ========        =========

                                   UTEK, LLC

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)

4. Income Taxes

     The Company is taxable as a partnership under the provisions of Subchapter K of the Internal Revenue Code. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the owners of the Company are individually liable for income taxes on the Company's taxable income. UTEK Holdings, as well as the Company's other subsidiaries (including the portfolio companies prior to the exchange of their shares for the shares of merger partners), are taxed as C corporations. The tax provisions for the years ended December 31, 1997 and 1998 are determined based on the earnings of UTEK Holdings.

     The Company accounts for income taxes under Financial Accounting Standards ("FAS") No. 109, Accounting for Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The components of the income tax provision (benefit) attributable to continuing operations are as follows:



                   Year Ended           Nine Months Ended
                  December 31              September 30
               ------------------   --------------------------
                1997       1998         1998          1999
               ------   ---------   -----------   ------------
                                           (unaudited)
Current:        $ --     $    --     $     --      $      --
  Federal         --          --           --             --
                ----     -------     --------      ---------
  State           --          --           --             --

Deferred:         --      53,322       98,943        (54,788)
  Federal         --       9,128       10,564         (9,379)
                ----     -------     --------      ---------
  State           --      62,450      109,507        (64,167)
                ----     -------     --------      ---------
                $ --     $62,450     $109,507      $ (64,167)
                ====     =======     ========      =========

     A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate follows:



                                               December 31           September 30
                                            1997          1998           1999
                                        ------------   ----------   -------------
                                                                     (unaudited)
Tax at U.S. statutory rate                $ (1,739)     $ 57,258     $  244,105
State taxes, net of federal benefit           (186)        6,210         (6,191)
Valuation allowance                          1,925        (1,925)             0
LLC earnings taxable to members                 --             0       (303,825)
Other                                           --           907          1,744
                                          --------      --------     ----------
                                          $     --      $ 62,450     $  (64,167)
                                          ========      ========     ==========

     Significant components of the Company's deferred tax assets and liabilities are as follows:



                                                              December 31            September 30
                                                          1997           1998            1999
                                                      -----------   -------------   -------------
                                                                                     (unaudited)
Net operating loss carryforward                        $  1,925      $   57,740      $  121,908
Less: Valuation Allowance                                (1,925)
Portfolio securities in non-controlled affiliates            --        (489,190)       (628,421)
                                                       --------      ----------      ----------
Net deferred tax asset (liability)                     $     --      $ (431,450)     $ (506,513)
                                                       ========      ==========      ==========

                                   UTEK, LLC

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)

4. Income Taxes  -- (Continued)

     SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 1997, the Company recorded a valuation allowance against net deferred tax assets.


     The unaudited pro forma tax provisions, presented as if the Company was taxable as a corporate entity for all periods presented and calculated in accordance with SFAS No. 109, are as follows:



                                      Year Ended           Nine Months Ended
                                      December 31            September 30
                                  -------------------   -----------------------
                                   1997       1998         1998         1999
                                  ------   ----------   ----------   ----------
                                                              (unaudited)
Current income tax provision       $ --     $     --     $     --     $     --
Deferred income tax provision        --      431,450      293,894      691,244
                                   ----     --------     --------     --------
                                   $ --     $431,450     $293,894     $691,244
                                   ====     ========     ========     ========

     A pro forma reconciliation of the differences between the pro-forma effective income tax rate and the pro-forma statutory federal tax rate follows:



                                               December 31            September 30
                                            1997           1998           1999
                                        ------------   -----------   -------------
                                                                      (unaudited)
Tax at U.S. statutory rate                $ (1,739)     $390,458        $622,819
State taxes, net of federal benefit           (186)       41,785          66,681
Valuation allowance                          1,925        (1,925)             --
Other                                           --         1,132           1,744
                                          --------      --------        --------
                                          $     --      $431,450        $691,244
                                          ========      ========        ========

     The aggregate cost of securities at December 31, 1998 and September 30, 1999 for federal income tax purposes was $320,000 and $1,418,212, respectively. The aggregate gross and net unrealized appreciation for the year ended December 31, 1998 and the nine months ended September 30, 1999 is $980,000 and $2,093,866, respectively.

5. Stockholders' Equity


     Transactions in common stock for the year ended December 31,1998 and for the nine months ended September 30, 1999 (unaudited) were as follows:


                                                                          Additional
              Common Stock                   Shares       Par value     paid-in capital
              ------------                ------------   -----------   ----------------
Balance at January 1, 1997                        --       $    --        $       --
   Initial funding-August 27, 1997         1,950,000        19,500             9,006
   Issued for services                       166,334         1,664             6,653
                                           ---------       -------        ----------
Balance at December 31, 1997               2,116,334        21,164            15,659
   Private placement -- May 14, 1998         207,068         2,070           308,532
   Private placement -- July 25, 1998         96,400           964           218,867
                                           ---------       -------        ----------
                                             303,468         3,034           527,399
   Issued for services                        34,600           346            86,204
                                           ---------       -------        ----------
Balance at December 31, 1998               2,454,402        24,544           629,262
   Private placement--April 12, 1999         281,424         2,814         1,302,993
   Issued for services                        46,400           464           203,755
                                           ---------       -------        ----------
Balance at Sept. 30, 1999 (unaudited)      2,782,226       $27,822        $2,136,010
                                           =========       =======        ==========

                                   UTEK, LLC

                 (Information as of September 30, 1998 and 1999
               and for the nine months then ended is unaudited)

6. Stock Compensation

     Stock grants to employees and non-employees in exchange for services have a vesting period of two years. The Company accounts for stock grants to employees in exchange for services in accordance with APB
No 25, Accounting for Stock Issued to Employees. Stock grants to non-employees in exchange for services are accounted for in accordance with FAS 123, Accounting for Stock-Based Compensation. Expenses related to stock grants to employees and non-employees during fiscal 1997 and 1998, and the nine months ended September 30, 1998 and 1999, amounted to $4,900, $78,700, $17,338, and
$210,000, respectively.

7. Commitments and Contingencies

     The Company's commitments are limited to an operating lease for the corporate office. During fiscal 1997 and 1998, and the nine months ended September 30, 1998 and 1999, rental expense related to this lease was $-0-, $6,932, $3,656 and $11,869, respectively.

     At December 31, 1998, future minimum payments under operating leases are as follows:


  1999       $18,993
  2000        18,993
  2001        18,993
  2002         4,748
             -------
  Total      $61,727
             =======

8. Subsequent Events (Unaudited)

Proposed Public Offering of Common Stock

     The Board of Directors of UTEK, LLC has authorized management of the Company to file a registration statement with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock. The Company contemplates using the proceeds from the proposed public offering to finance its growth plans.

     On October 18, 1999, in conjunction with the proposed public offering discussed above, the Company modified its tax status to be taxed as a C corporation. The Company intends to issue approximately 1,150,000 shares, including the underwriter's over-allotment option. This amount excludes 100,000 shares reserved for issuance upon exercise of underwriter's warrants exercisable over a period of four years, and also excludes 90,000 shares reserved for issuance upon exercise of warrants issued to Gersten, Savage and Kaplowitz, LLP.

Employment Agreements

     Effective September 1, 1999, the Company entered into five-year employment agreements with its CEO and President to provide annual base salary of $150,000 and $100,000, respectively for their services.

     Additionally, upon completion of the above mentioned offering, the Company will grant to its CEO and President incentive stock options to purchase up to 100,000 and 50,000 shares of its common stock, respectively.

Other

     In September 1999, the Company's stockholders approved the establishment of an employee stock option plan. Under the Plan, the Company is authorized to grant options to purchase up to 500,000 shares of Common Stock.

     As of October 18, 1999, the Company had established seven portfolio companies with net assets of $133,000.

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       No underwriter, dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and, if given or made, such information or representation must not be relied upon as having been authorized by us. This prospectus does not constitute an offer or solicitation to any person in any jurisdiction where such offer or solicitation would be unlawful. Neither delivery of this prospectus nor any common stock sale hereunder shall, under any circumstances, create any implication that there has been no change in our affairs since the date hereof.


                     -----------------------------------


                               TABLE OF CONTENTS



                                                            Page
                                                           -----
Prospectus Summary .....................................
The Offering ...........................................
Summary Combined Financial Information .................
Risk Factors ...........................................
Dilution ...............................................
Capitalization .........................................
Use of Proceeds ........................................
Dividend Policy ........................................
Management's Discussion and Analysis of
   Financial Condition and Results of
   Operations ..........................................
Business ...............................................
Management .............................................
Principal Stockholders .................................
Certain Transactions ...................................
Description of Securities ..............................
Shares Eligible for Future Sale ........................
Underwriting ...........................................
Legal Opinions .........................................
Experts ................................................
Additional Information .................................
Indemnification of Securities Act Liabilities ..........
Financial Statements ...................................    F-1

                     -----------------------------------


       Until    , 1999 (25 days after the date of this Prospectus), all dealers effecting transactions in the Company's securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus with respect to their unsold allotments or subscriptions.


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--------------------------------------------------------------------------------

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                                   1,000,000
                                     Shares
                                of Common Stock








                               UTEK CORPORATION








                              ---------------------
                                   PROSPECTUS
                              ---------------------




                                MAY DAVIS GROUP





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--------------------------------------------------------------------------------

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements
     See "Index to Financial Statements" on page F-1 of the prospectus

(2) Exhibits


  1.1        Form of Underwriting Agreement*
  3.1        Certificate of Incorporation, dated July 6, 1999, as filed and recorded with the Secretary of State of the State of Delaware on July 13, 1999
  3.2        Certificate of Amendment to Certificate of Incorporation, dated October 14, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 15, 1999.
  3.3        By-Laws of UTEK Corporation
  4.1        Form of Underwriters' Warrant*
  4.2        Certificate of Merger of UTEK Corporation and UTEK LLC, dated October 18, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 25, 1999.
  4.3        Specimen Common Stock Certificate*
  5.1        Opinion of Gersten, Savage & Kaplowitz, LLP*
 10.1        Form of Financial Consulting Agreement between UTEK Corporation and May Davis Group*
 10.2        UTEK Corporation's 1999 Stock Option Plan
 10.3        Employment Agreement with Clifford M. Gross
 10.4        Employment Agreement with Uwe Reischl
 10.5        Agreement dated January 30, 1998 between UTEK Corporation and the University of South
             Florida
 10.6        Master Agreement dated June 18, 1999 between UTEK Corporation and Johns Hopkins
             University
 10.7        Strategic Alliance dated November 3, 1999 between UTEK Corporation and Fraunhofer Institute for Interfacial Engineering and Biotechnology IGB
 10.8        Strategic Alliance dated October 18, 1999 between UTEK Corporation and University of Florida
 10.9        Services Agreement dated May 18, 1998 between UTEK Corporation and the University of
             Memphis.
 10.10       Consulting Agreement between UTEK Corporation and NuElectric Corporation, dated
             November 16, 1998.
 10.11       Consulting Agreement between UTEK Corporation and Darby Group Companies, dated
             May 3, 1999.
 10.12       License Agreement dated July 13, 1999 between The Regents of the University of California and E. Coli Measurement Systems, Inc.*
 10.13       License Agreement dated January 1, 1999 between Clean Water Technologies, Inc. and the
             University of South Florida Research Foundation, Inc.
 10.14       Sponsored Research Agreement dated February 12, 1999 between Advanced Reinforcing
             Technologies, Inc. and Cornell University*
 10.15       License Agreement between Cornell Research Foundation, Inc. and Advanced Reinforcing
             Technologies, Inc. dated March 1, 1999.*
 10.16       License Agreement dated December 15, 1999 between the California Institute of Technology and Digital Personnel, Inc.*
 10.17       License Agreement dated September 1999 between Safe Water Technologies, Inc. and University of South Florida Research Foundation, Inc.
 10.18       Strategic Alliance dated December 13, 1999 between UTEK Corporation and Virginia Tech
             Intellectual Properties, Inc.
 23.1        Consent of Ernst & Young, independent auditors
 23.2        Consent of Gersten, Savage & Kaplowitz, LLP (incorporated into Exhibit 5.1)*
 24.1        Powers of Attorney (included on signature page)

------------
* To be filed by amendment

ITEM 25. MARKETING ARRANGEMENTS

      See the form of Underwriting Agreement filed as exhibit 1.1 hereto.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following is a statement of the estimated expenses to be paid by the Company in connection with the issuance and distribution of the securities being registered:


SEC Registration Fee ....................................    $  2,012
NASD Filing Fee .........................................       1,262
Nasdaq Listing Fees* ....................................       6,250
Printing Engraving Expenses* ............................      90,000
Legal Fees and Expenses* ................................     175,000
Accounting Fees and Expenses* ...........................     150,000
Blue Sky Fees and Expenses* .............................      35,000
Transfer Agent and Registrar Fees and Expenses* .........      10,000
Miscellaneous* ..........................................       5,476
                                                             --------
   Total ................................................    $475,000

------------
* estimate


ITEM 29. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the General Corporation Law of the State of Delaware provides for the indemnification of officers and directors under certain circumstances against expenses incurred in successfully defending against a claim and authorizes Delaware corporations to indemnify their officers and directors under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director.

     Section 102(b) of the Delaware General Corporation Law permits a corporation, by so providing in its Certificate of Incorporation, to eliminate or limit a director's liability to the corporation and its stockholders for monetary damages arising out of certain alleged breaches of their fiduciary duty. Section 102(b)(7) provides that no such limitation of liability may affect a director's liability with respect to any of the following: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not made in good faith or which involve intentional misconduct of knowing violations of law; (iii) liability for dividends paid or stock repurchased or redeemed in violation of the Delaware General Corporation law; or (iv) any transaction from which the director derived an improper personal benefit. Section 102(b)(7) does not authorize any limitation on the ability of the company or its stockholders to obtain injunctive relief, specific performance or other equitable relief against directors.

     Article Ten of the Registrant's Certificate of Incorporation provides that the personal liability of the directors of the Registrant be eliminated to the fullest extent permitted under Section 102(b) of the Delaware General Corporation law.

     Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

     Reference is made to the Underwriting Agreement, the proposed form of which is filed as Exhibit 1.1, pursuant to which the underwriter agrees to indemnify the directors and certain officers of the Registrant and certain other persons against certain civil liabilities.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     Our accounts and records are and will be maintained at the address set forth below:

     UTEK Corporation
     202 South Wheeler Street
     Plant City, Florida 33566


ITEM 32. MANAGEMENT SERVICES

     Except as described in the prospectus under "Management", we are not a party to any management services transaction.


ITEM 33. UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Act may be available to directors, officers and controlling persons of the small business issuer pursuant to any charter provision, By-law, contract arrangements, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the small business issuer in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the small business issuer will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned small business issuer hereby undertakes

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i)To include any Prospectus required by section 10(a)(3) of the Act; (ii)to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

       (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the Offering of such securities at that time shall be deemed to be the initial bona fide Offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Offering.

       (4) For determining any liability under the Act, treat the information omitted from the form of Prospectus filed as part of this registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the small business issuer under Rule 424(b)(1), or (4) or 497(h), under the Act as part of this registration statement as of the time the Commission declared it effective.

       (5) For determining any liability under the Act, treat each post-effective amendment that contains a form of Prospectus as a new registration statement at that time as the initial bona fide Offering of those securities.

                                  SIGNATURES

     Pursuant to the requirements of the Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirement for filing on Form N-2 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of Florida on December 27, 1999.

                                 UTEK Corporation

                                 By: /s/ Clifford M. Gross
                                   ------------------------------------------
                                   Clifford M. Gross
                                   Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     We, the undersigned officers and directors of UTEK Corporation, hereby severally constitute and appoint Clifford M. Gross, our true and lawful attorney-in-fact and agent with full power of substitution for us and in our stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




       Signature                                Title                           Date
       ---------                                -----                           ----
   /s/ Clifford M. Gross
  -----------------------        Chief Executive Officer and Chairman      December 27, 1999
     Clifford M. Gross



     /s/ Uwe Reischl             President                                 December 27, 1999
 -----------------------
         Uwe Reischl

  /s/ Carole R.Mason
 -----------------------         Chief Financial Officer                   December 29, 1999
     Carole R. Mason


       /s/ Sam Reiber
  -----------------------        General Counsel and Director              December 28, 1999
         Sam Reiber

    /s/ Stuart M. Brooks
  -----------------------        Director of Scientific Advisory Board     December 27, 1999
    Stuart M. Brooks             and Director


 /s/ Kwabena Gyimah-Brempong     Director                                  December 29, 1999
 ---------------------------
    Kwabena Gyimah-Brempong

  /s/ Arthur Chapnik
  -----------------------        Director                                  December 28, 1999
     Arthur Chapnik

     /s/ Carl Nisser
 -----------------------         Director                                  December 27, 1999
       Carl Nisser


                               INDEX TO EXHIBITS



   1.1      Form of Underwriting Agreement*
   3.1      Certificate of Incorporation, dated July 6, 1999, as filed and recorded with the Secretary of State of the State of Delaware on July 13, 1999
   3.2      Certificate of Amendment to Certificate of Incorporation, dated October 14, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 15, 1999.
   3.3      By-Laws of UTEK Corporation
   4.1      Form of Underwriters' Warrant*
   4.2      Certificate of Merger of UTEK Corporation and UTEK LLC, dated October 18, 1999, as filed and recorded with the Secretary of State of the State of Delaware on October 25, 1999.
   4.3      Specimen Common Stock Certificate*
   5.1      Opinion of Gersten, Savage & Kaplowitz, LLP*
  10.1      Form of Financial Consulting Agreement between UTEK Corporation and May Davis Group*
  10.2      UTEK Corporation's 1999 Stock Option Plan
  10.3      Employment Agreement with Clifford M. Gross
  10.4      Employment Agreement with Uwe Reischl
  10.5      Agreement dated January 30, 1998 between UTEK Corporation and the University of South Florida
  10.6      Master Agreement dated June 18, 1999 between UTEK Corporation and Johns Hopkins University
  10.7      Strategic Alliance dated November 3, 1999 between UTEK Corporation and Fraunhofer Institute for
            Interfacial Engineering and Biotechnology IGB
  10.8      Strategic Alliance dated October 18, 1999 between UTEK Corporation and University of Florida
  10.9      Services Agreement dated May 18, 1998 between UTEK Corporation and the University of Memphis.
  10.10     Consulting Agreement between UTEK Corporation and NuElectric Corporation, dated November 16,
            1998.
  10.11     Consulting Agreement between UTEK Corporation and Darby Group Companies, dated May 3, 1999.
  10.12     License Agreement dated July 13, 1999 between The Regents of the University of California and E.
            Coli Measurement Systems, Inc.*
  10.13     License Agreement dated January 1, 1999 between Clean Water Technologies, Inc. and the University of South Florida Research Foundation, Inc.
  10.14     Sponsored Research Agreement dated February 12, 1999 between Advanced Reinforcing
            Technologies, Inc. and Cornell University*
  10.15     License Agreement between Cornell Research Foundation, Inc. and Advanced Reinforcing
            Technologies, Inc. dated March 1, 1999.*
  10.16     License Agreement dated December 5, 1999 between the California Institute of Technology and
            Digital Personnel, Inc.*
  10.17     License Agreement dated September   , 1999 between Safe Water Technologies, Inc. and the
            University of South Florida Research Foundations, Inc.
  10.18     Strategic Alliance dated December 13, 1999 between UTEK Corporation and Virginia Tech
            Intellectual Properties, Inc.
  23.1      Consent of Ernst & Young, independent auditors
  23.2      Consent of Gersten, Savage & Kaplowitz, LLP (incorporated into Exhibit 5.1)*
  24.1      Powers of Attorney (included on signature page)


------------
* To be filed by amendment